Exhibit 10.26


                            PURCHASE AND SALE AGREEMENT

            PURCHASE AND SALE AGREEMENT dated as of December 21, 2000 (as amended and supplemented, this "Agreement") among CITIBANK, N.A. (together with its successors and assigns, the "Purchaser"), CITICORP NORTH AMERICA, INC., as agent for the Purchaser (together with its successors and assigns, the "Program Agent"), FEDERATED FUNDING 1997-1, INC., a Delaware corporation (together with its permitted successors and assigns, the "Seller"), FEDERATED SECURITIES CORP., a Pennsylvania corporation (together with its permitted successors and assigns, the "Distributor"), FEDERATED INVESTORS MANAGEMENT COMPANY, a Pennsylvania corporation (together with its permitted successors and assigns, the "Transferor") and FEDERATED INVESTORS, INC., a Pennsylvania corporation (together with its permitted successors and assigns, the "Parent").

                                W I T N E S S E T H
                                - - - - - - - - - -

            WHEREAS, the Distributor and the Transferor are parties to the Distributor's Transfer Agreement (as defined in Appendix A hereto) pursuant to which the Distributor shall from time to time sell and the Transferor shall purchase Receivables (as defined in Appendix A hereto) in accordance with the terms thereof;

            WHEREAS, the Seller and the Transferor are parties to the Transferor's Transfer Agreement (as defined in Appendix A hereto), pursuant to which the Transferor shall from time to time sell and the Seller shall purchase Receivables and the Ancillary Rights and Collections (as defined in Appendix A hereto) pursuant to and in accordance with the terms thereof;

            WHEREAS, the Seller and the Purchaser believe that it is in their mutual interest for the Seller to from time to time sell the Receivables and the Ancillary Rights and Collections with respect thereto to the Purchaser and for the Purchaser to purchase such Receivables, Ancillary Rights and Collections pursuant to and in accordance with the terms of this Agreement;

            WHEREAS, the parties hereto intend that each purchase of Receivables under this Agreement constitutes a True Sale (as defined in Appendix A hereto) of such Receivables providing the Purchaser with the full benefits of ownership of such Receivables; and

            WHEREAS, the Parent shall realize a substantial economic benefit from the Purchaser's purchase of Receivables pursuant to the Purchase Agreement;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I

                       DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01.     DEFINITIONS.
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            Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions List attached hereto as Appendix A. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires (a) each use in this Agreement of a singular version of a pronoun shall be deemed to include references to the plural, and vice versa, (b) Article and Section headings are for convenience of reference only and shall not affect the construction of this Agreement, and (c) references to "this section" or words of similar import shall be deemed to refer to the entire section and not to a particular subsection, and references to "hereunder," "herein" or words of similar import shall be deemed to refer to this entire Agreement and not to the particular section or subsection. References in this Agreement to "including" means including without limiting the generality of any description preceding such term.

            For the avoidance of doubt (i) references in this Agreement to the Distributor shall be deemed to include the Distributor in its capacities as Distributor, Principal Shareholder Servicer and Servicer, and (ii) references to "it" in Section 4.01 and Section 5.01 shall in respect of the Parent mean the Parent and each other Federated Entity.

Article II

                PURCHASE AND SALE OF RECEIVABLES; ADDITIONAL FUNDS

SECTION 2.01.     PURCHASE OF RECEIVABLES.
                  -----------------------

            On each Purchase Date prior to the Termination Date, and subject to and upon the terms and conditions set forth in this Agreement, the Seller shall sell, transfer, convey and assign to the Purchaser, without recourse, except as expressly provided in the Program Documents, on and as of such Purchase Date, all of the Seller's right, title and interest in, to and under the Receivables and the Collections and Ancillary Rights with respect thereto relating to Shares issued by each Fund for the period from the immediately preceding Sale Cut-off Date in respect of the Receivables of each Fund (which for the initial purchase of Receivables of a Fund hereunder shall be deemed to mean the Other Purchasers' End Date) to and including the Sale Cut-off Date specified in the Purchase Notice with respect thereto, and the Purchaser shall purchase from the Seller such Receivables and the Collections and Ancillary Rights with respect thereto for an amount equal to the aggregate Purchase Prices payable in respect of such Receivables. Such right, title and interest in, to and under such Receivables and the Collections and Ancillary Rights with respect thereto shall automatically vest in the Purchaser upon the Purchaser's payment of the Purchase Price. Each of the Seller, the Distributor and the Transferor acknowledges that the Purchaser shall be entitled to take all actions it considers reasonable to collect from the respective Companies and Funds all payments in respect of the Purchased Receivables as and when the same shall become due. Each of the Seller, the Distributor and the Transferor hereby irrevocably authorizes and empowers the Purchaser to demand, sue for, collect and receive payment of any funds due with respect to the Purchased Receivables in its name, if required in the judgment of the Purchaser.

SECTION 2.02.     PURCHASE NOTICES.
                  ----------------

            With respect to the Receivables to be purchased on any Purchase Date, the Seller shall transmit to the Program Agent (with a copy to the Collection Agent), not later than 10:00 a.m. (New York City time) on such proposed Purchase Date, by facsimile transmission, a Purchase Notice. The Seller agrees that it shall deliver from time to time prior to the Termination Date, but no less frequently than once during each calendar month in which any Commission Share is issued by a Fund, a Purchase Notice, sufficient to initiate the sale of the Receivables for the period from the immediately preceding Sale Cut-off Date to the Sale Cut-off Date specified in such Purchase Notice, which Sale Cut-off Date shall not be more than three (3) Business Days prior to the proposed Purchase Date.

SECTION 2.03.     ADDITIONAL FUNDS, ETC.
                  ------------------------

            Unless an Event of Termination (or an event which, with the passage of time or notice, or both, would constitute an Event of Termination) shall have occurred and be continuing, the Seller may request that an Additional Fund become a "Fund" under this Agreement on the Addition Effective Date with respect thereto. On and as of such Addition Effective Date with respect thereto, (i) each Additional Fund shall become a Fund hereunder, and in respect of any Additional Fund which constitutes a Portfolio, the related Investment Company shall become a "Company" hereunder, (ii) the Servicing Agreement shall be deemed to be amended to add such Additional Fund and if applicable, the additional Investment Company, (iii) Schedules I, II and IV to this Agreement shall be deemed to be supplemented to add the applicable information relating to such Additional Fund set forth in the Addendum relating to such Additional Fund, and
(iv) Exhibits C, D, E, F and G hereto shall be deemed to be supplemented by Annexes A, B, C, D and E, respectively, to the Addendum to such Additional Fund, and any reference in this Agreement to any change or modification since the date of this Agreement to the distribution agreements, distribution plans, investment advisory agreements, principal shareholder servicer's agreements, shareholder servicer's agreements, prospectuses or contingent deferred sales charge arrangements in respect of such Additional Fund shall be deemed to refer to any change or modification thereof since such Addition Effective Date with respect thereto.

            The term "Addition Effective Date" shall mean, with respect to the addition of any Additional Fund, the date on which all of the following conditions shall have been satisfied:

(i) the Program Agent shall have received a fully executed and appropriately completed Addendum together with such signed opinions of counsel to the Seller, the Transferor, the Distributor, the Parent and such Additional Fund (or in respect of any Additional Fund which constitutes a Portfolio, the related Investment Company), each dated a date reasonably near the Addition Effective Date, as the Program Agent or the Purchaser shall have reasonably requested, all in form, scope and substance satisfactory to the Program Agent;

(ii) the Program Agent shall have received such instruments, certificates and documents regarding the addition of such Additional Fund from the Distributor, the Transferor, the Seller, the Parent and such Additional Fund as the Program Agent shall reasonably request; and

(iii) the Program Agent shall have received a fully executed Irrevocable Payment Instruction (or in respect of any Additional Fund which constitutes a Portfolio of an existing Company, a fully executed amendment to the Irrevocable Payment Instruction relating to such Company) with respect to such Additional Fund together with such instruments, certificates and documents regarding such addition, as the Program Agent shall reasonably request, all in form, scope and substance satisfactory to the Program Agent.

Article III

                              CONDITIONS PRECEDENT

SECTION 3.01.     CONDITIONS PRECEDENT TO EFFECTIVENESS.
                  -------------------------------------

            The effectiveness of this Agreement shall be subject to the Program Agent's receipt of each of the following:

(a) fully executed copies of the Servicing Agreement, the Collection Agency Agreement, the Funding Agreement, the Distributor's Transfer Agreement, the Transferor's Transfer Agreement, each Irrevocable Payment Instruction, each Distribution Agreement, each Advisory Agreement, each Distribution Plan, each Principal Shareholder Servicer's Agreement and each Shareholder Servicer's Agreement which shall each be in full force and effect;

(b) the signed opinions of counsel to each of the Seller, the Transferor, the Distributor, the Parent, the Advisors, each Company and each Fund, which shall each be in form, scope and substance reasonably satisfactory to the Program Agent;

(c) signed certificates of the Responsible Officers or Assistant Secretary of the Seller, the Distributor, the Parent and the Transferor, in substantially the form of Exhibits B-1, B-2, B-3 and B-4 hereto, respectively;

(d) a copy of each Governmental Authorization and Private Authorization, if any, which is required to be obtained by the Seller, the Transferor, the Distributor, the Parent, any Advisor, any Company or any Fund in connection with this Agreement, any other Program Document or the transactions contemplated hereby and thereby, each of which shall be in form, scope and substance reasonably satisfactory to the Program Agent;

(e) time stamped receipt copies of proper financing statements duly filed on or before the initial Purchase Date under the UCC of all jurisdictions that the Program Agent or the Purchaser may reasonably deem necessary in order to perfect
(i) the ownership interest of the Transferor in the Receivables and Ancillary Rights sold pursuant to the Distributor's Transfer Agreement, (ii) the ownership interest of the Seller in the Receivables and Ancillary Rights sold pursuant to the Transferor's Transfer Agreement, and (iii) the ownership interest of the Purchaser in the Purchased Receivables relating to each Fund as contemplated by this Agreement, each of which shall be in form, scope and substance reasonably satisfactory to the Program Agent;

(f) time stamped receipt copies of proper UCC termination statements necessary to release all security interests and other rights, if any, of any Person in the Purchased Receivables relating to each Fund;

(g) certified copies of requests for information (Form UCC-11) (or a similar search report certified by a party acceptable to the Program Agent and the Purchaser), dated reasonably near the initial Purchase Date, of the filings made pursuant to Section 3.01(e) and Section 3.01(f), listing all effective financing statements (including those referred to in Section 3.01(e) and Section 3.01(f)) which name the Seller, the Transferor or the Distributor (under its respective present name or any previous name), as debtor and which are filed in the jurisdictions in which filings were required to be made pursuant to Section 3.01(e), together with copies of such financing statements (none of which, except for the financing statements referred to in Section 3.01(e), shall cover any of the Purchased Receivables); and

(h) if required in order to avoid the termination of any Distribution Agreement, Distribution Plan, Principal Shareholder Servicer's Agreement or Shareholder Servicer's Agreement, evidence that the Board of Trustees of each Fund (or in respect of each Fund which constitutes a Portfolio, the Board of Trustees of the related Company in respect of each such Fund) has approved such Distribution Plan, Distribution Agreement, Principal Shareholder Servicer's Agreement or Shareholder Servicer's Agreement, relating to the Receivables of such Fund by a vote of the majority of its Trustees who are not interested persons, within the meaning of the Investment Company Act, in recognition of the transactions contemplated by this Agreement and the other Program Documents.

SECTION 3.02.     CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATION TO PURCHASE
                  --------------------------------------------------------------
RECEIVABLES.
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            The obligation of the Purchaser to purchase Receivables relating to a Fund on any Purchase Date shall be subject to the fulfillment at or prior to the time of such Purchase Date of the following conditions:

(a) no Event of Termination (or event which, with the passage of time or notice or both, would constitute such an Event of Termination) shall be continuing at or prior to such Purchase Date or shall result therefrom;

(b) the Servicer shall have delivered all Investor Reports, Monthly Collection Determination Date Statements and Activity Reports as and when required to be delivered pursuant to the Program Documents, which shall be reasonably satisfactory to the Purchaser and the Program Agent;

(c) the Receivables relating to such Fund shall constitute Eligible Receivables;

(d) immediately after giving effect to all such purchases on such Purchase Date, the Unamortized Aggregate Purchase Price relating to the Purchased Receivables of all Funds shall not exceed the Purchase Limit;

(e) as of any Calculation Date commencing with January 31, 2001, the Weighted Average Percentage Decline in the Net Asset Value of Shares of all Funds (adjusted for stock splits and excluding declines in the Net Asset Value resulting from the payment of Normal Distributions) from the end of the immediately preceding calendar month shall not be twenty percent (20%) or more; PROVIDED, THAT, if on any date of determination the aggregate Net Asset Value of Shares of the Funds relating to all Receivables shall have risen to a level of at least eighty percent (80%) of the aggregate Net Asset Value of Shares of the Funds as of the Calculation Date immediately preceding the Calculation Date that the condition specified in this clause (e) was not satisfied and was not subsequently complied with, this condition shall be deemed to be satisfied as of such determination date;

(f) such Fund (or if such Fund constitutes a Portfolio, the Company in respect of such Fund) and the Transfer Agent for such Fund shall have complied in full with the Irrevocable Payment Instruction, neither such Fund nor such Transfer Agent shall be prevented by any Authority or by any Applicable Law from paying Collections in respect of amounts owed with respect to the Purchased Receivables relating to such Fund or Related Collections in respect of such Fund strictly in accordance with the applicable Irrevocable Payment Instruction and neither such Fund (or if such Fund constitutes a Portfolio, the Company in respect of such Fund) nor such Transfer Agent shall have so asserted in writing; and

(g) the Parent shall own the majority of the outstanding capital stock of the Seller, the Transferor, the Distributor and each Advisor.

Article IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.     REPRESENTATIONS AND WARRANTIES OF THE SELLER, THE DISTRIBUTOR,
                  --------------------------------------------------------------
THE TRANSFEROR AND THE PARENT.
-----------------------------

            Each of the Seller, the Distributor, the Transferor and the Parent represents and warrants on and as of the date hereof, and on and as of each Purchase Date and, as to clause (k) hereof, on the date such information is provided, which representations and warranties, in the case of the Parent, are also made as to each Federated Entity, as follows:

(a) it is duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, with full power and authority to own and operate its property, conduct the business in which it is now engaged and to execute and deliver and perform its obligations under this Agreement and the other Program Documents to which it is a party, and it is in compliance with all Applicable Law and duly qualified to do business as a foreign corporation or business trust, as the case may be, and is in good standing in each jurisdiction in which the nature of its business or the performance of its obligations under this Agreement and the other Program Documents to which it is a party requires such qualification, where the failure to so comply or to be so qualified could reasonably be expected to give rise to a Material Adverse Effect;

(b) the execution, delivery and performance by it of this Agreement, the other Program Documents to which it is a party and the other instruments and agreements contemplated hereby or thereby have been duly authorized by all requisite corporate action by it and have been duly executed and delivered by it and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy laws and similar laws affecting the rights and remedies of creditors generally and by equitable principles;

(c) neither the execution and delivery of this Agreement, the other Program Documents to which it is a party, or any instrument or agreement referred to herein or therein, or contemplated hereby or thereby, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms, conditions and provisions hereof or thereof by it (i) will conflict with, or result in a breach or violation of, or constitute a default under, the certificate of its incorporation or by-laws or other organizational documents,
(ii) will conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in, or but for any requirement of the giving of notice or the passage of time (or both) would constitute such a conflict with, breach of or violation of, or default under, or permit any such acceleration in, any contractual obligation or any agreement or document to which it is a party or by which it or any of its properties is bound (or to which any such obligation, agreement or document relates, including without limitation any Distribution Agreement, any Principal Shareholder Servicer's Agreement, any Shareholder Servicer's Agreement, any Distribution Plan and any Other Purchasers' Program Document) where such conflict, breach or violation could reasonably be expected to give rise to a Material Adverse Effect, (iii) will violate any Applicable Law, the violation of which could reasonably be expected to give rise to a Material Adverse Effect,
(iv) could reasonably be expected to give rise to or permit the creation or imposition of any Adverse Claim upon any Purchased Receivables or any Collections or any Related Collections relating to any Fund, or (v) could reasonably be expected to give rise to the termination of any Distribution Agreement, any Principal Shareholder Servicer's Agreement, any Shareholder Servicer's Agreement or any Distribution Plan;

(d) it has obtained all Governmental Authorizations and Private Authorizations, and made all Governmental Filings, necessary for the execution, delivery and performance by it of this Agreement, the other Program Documents to which it is a party and the agreements and instruments contemplated hereby or thereby and no consents which have not been obtained or waivers under any instruments to which it is a party or by which it or any of its properties is bound are required by it to be obtained or made in connection with the execution, delivery or performance of this Agreement and the other Program Documents, except to the extent the failure to so obtain or make the same could not reasonably be expected to give rise to a Material Adverse Effect;

(e) the principal place of business and principal executive office of the Seller and the Distributor, and the place where any and all records concerning the Receivables are kept is at their address specified in Section 9.03 (except as otherwise permitted by Section 5.01(o));

(f) each of its representations and warranties made or deemed made pursuant to the Program Documents is true and accurate (except to the extent that such representations and warranties related solely to an earlier date (in which case such representations and warranties shall be true and accurate as of such earlier date)), and each of the applicable conditions precedent set forth in
Article III has been satisfied or waived in writing by the Program Agent;

(g) it is not in default of any of its obligations under this Agreement, any other Program Document to which it is a party or any Other Purchasers' Program Document, which default could reasonably be expected to give rise to a Material Adverse Effect;

(h) there are no proceedings or investigations pending, or, to the best of its knowledge, threatened, against it before any Authority (i) asserting the invalidity of this Agreement, any other Program Document to which it is a party or any certificate, document or agreement executed by it in connection herewith or therewith, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Program Document, (iii) seeking any determination or ruling which, if granted, could reasonably be expected to adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement, any other Program Document to which it is a party or any agreement, certificate or document executed by it in connection herewith or therewith, or (iv) which if adversely determined, could otherwise reasonably be expected to give rise to a Material Adverse Effect;

(i) it is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act;

(j) it is not engaged principally or as one of its important activities in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System and, in respect of the Seller and the Distributor, no part of the purchase price paid to it under the Distributor's Transfer Agreement, the Transferor's Transfer Agreement or the Purchase Agreement, as the case may be, will be used to purchase or carry any margin stock within the meaning of said regulation (except investments in funds managed by an Affiliate of the Parent in accordance with ordinary business operations) or to extend credit to others for such purpose in a manner which is inconsistent with or a violation of the provisions of said regulations, and it will not hold margin stock (including shares in such funds) such that the aggregate current market value (as defined in said regulations) of all such margin stock shall exceed 25% of the value (as determined by any reasonable method) of its consolidated assets;

(k) all written information provided by or on behalf of it, DST Systems, Inc. or any Sub-transfer Agent for purposes of or in connection with this Agreement, the other Program Documents (including, without limitation, all Investor Reports, Activity Reports, Monthly Collection Determination Date Statements and E-Mail Investor Reports) to which it is a party or the transactions contemplated hereby or thereby is, and all such information hereafter provided by any such Person to the Purchaser, the Program Agent or any other Person in writing will be, when taken as a whole, true, correct and complete in all material respects and not misleading; it is understood that neither the Parent, the Seller, the Transferor nor the Distributor shall be deemed to be in breach of this clause solely as a result of any Monthly Collection Determination Date Statement failing to properly reflect the methodology set forth in the Allocation Procedures provided that the amounts and information set forth in the related Investor Report and Activity Reports are true, correct and complete and such failure results solely from the Excel Spreadsheet;

(l) neither it nor any ERISA Affiliate has engaged in a "prohibited transaction", as such term is defined in Section 4975 of the Code or in a transaction subject to the prohibitions of Section 406 of ERISA, which would subject it or any ERISA Affiliate (after giving effect to any exemption) to the tax or penalty on prohibited transactions imposed by Section 4975 of the Code,
Section 502 of ERISA or any other liability under ERISA which tax, penalty or other liability could reasonably be expected to have a Material Adverse Effect and neither the transactions contemplated hereby nor the exercise of the Purchaser's or the Program Agent's rights and remedies under any of the Program Documents constitutes a prohibited transaction under ERISA or the Code or otherwise results or will result in the Purchaser or the Program Agent being a fiduciary or party in interest under ERISA with respect to an ERISA plan or its assets or the Purchased Receivables or being deemed in violation of Section 404 or Section 406 of ERISA;

(m) it has filed or caused to be filed all federal, state and local tax returns which are required to be filed (except where such nonfiling could not reasonably be expected to give rise to a Material Adverse Effect), and paid or caused to be paid all taxes as shown on said returns or any other taxes or assessments payable by it to the extent that such taxes have become due unless the same are being contested in good faith by appropriate proceedings, and in respect of which appropriate reserves have been established;

(n) the Purchased Receivables relating to each Fund constitute Eligible Receivables;

(o) no Share of a Fund to which a Purchased Receivable relates contains any Conversion Feature other than a Permitted Conversion Feature;

(p) no Share of a Fund taken into account in computing the Purchase Price paid pursuant to this Agreement entitles the holder thereof to redeem the same in a Free Redemption except in the specific situations set forth in the Prospectus of such Fund as in effect on the date hereof or pursuant to the Systematic Withdrawal Program;

(q) it is not contemplating the filing of a petition by it under any state or federal bankruptcy or insolvency laws, and it has no Actual Knowledge of any Person contemplating the filing of any such petition against it;

(r) all financial statements of it and its consolidated subsidiaries required to be delivered to the Purchaser or the Program Agent hereunder fairly present its assets, liabilities and financial condition and income as of the dates thereof and have been prepared in accordance with GAAP; there exists no material equity or long-term investments in, or outstanding advances to, or guaranties of, any Person except such equity, investment, advances, or guaranties reflected in the financial statements or in the footnotes thereto;

(s) all action necessary or advisable to protect, preserve and perfect the Purchaser's first priority ownership interest in the Purchased Receivables free and clear of all Adverse Claims has been duly and effectively taken and no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of such Purchased Receivables is required to be on file or on record in any jurisdiction, except such as may have been filed, recorded or made as contemplated by this Agreement and the other Program Documents;

(t) nothing in any Other Purchasers' Program Documents or the UCC financing statements filed in connection therewith conflicts with the terms of this Agreement, the other Program Documents or the UCC financing statements filed in connection herewith; and

(u) the factual assumptions set forth in the opinion of Kirkpatrick & Lockhart LLP dated on or about the date hereof on certain bankruptcy matters including True Sale issues are true and correct as of such date.

SECTION 4.02.     ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE PARENT.
                  -------------------------------------------------------

            The Parent represents and warrants on and as of the date hereof and on and as of each Purchase Date, as follows:

(a) attached hereto as Exhibits C, D, E, F and G, respectively, are true, correct and complete copies of each Distribution Agreement, each Prospectus, each Distribution Plan, each Principal Shareholder Servicer's Agreement and each Shareholder Servicer's Agreement in effect on the date of this Agreement and a true, correct and complete copy of each Advisory Agreement has been delivered to the Program Agent on or before the date hereof, such Program Documents are each in full force and effect and have not been amended or modified in any manner after the date hereof without the written consent of the Program Agent, except
(i) in respect of the Prospectuses, for such amendments or modifications which do not affect any Fundamental Investment Objectives set forth in Schedule IV hereto or any CDSC arrangement and which could not reasonably be expected to give rise to a Material Adverse Effect, and (ii) in respect of the Advisory Agreements, for such amendments or modifications which could not reasonably be expected to give rise to a Material Adverse Effect;

(b) each of the Companies, each of the Funds and each Advisor is in compliance with the Fundamental Investment Objectives relating to each Fund;

(c) each of the Distributor, the Principal Shareholder Servicer, the Shareholder Servicer, the Seller, the Transferor, each Advisor, the Servicer, each Company and each Advisory Agreement, each Distribution Plan, each Distribution Agreement, each Principal Shareholder Servicer's Agreement, each Shareholder Servicer's Agreement, each Prospectus and the CDSC arrangements relating to each Fund, is in compliance in all material respects with Applicable Law, including Rule 12b-1 of the Investment Company Act and the Conduct Rules;

(d) the Asset Based Sales Charge, CDSC and Shareholder Servicing Fee arrangements relating to the Shares of each Fund and the payments provided for in, and actually being made pursuant to, the Distribution Plan and the Prospectus for each such Fund are fairly and accurately described in the Distribution Plan, the Distribution Agreement, the Principal Shareholder Servicer's Agreement, the Shareholder Servicer's Agreement and Prospectus relating to such Fund;

(e) the Parent is the indirect record and beneficial owner of all of the outstanding shares of capital stock of the Seller, the Transferor, the Shareholder Servicer and the Distributor;

(f) the Distributor is a registered broker-dealer under the Exchange Act, and is a member of the NASD;

(g) each Advisor is a registered investment adviser under the Investment Advisers Act;

(h) no Advisor is in breach of any of its representations, warranties or material covenants or agreements set forth in the Advisory Agreements to which it is a party;

(i) each Company is registered as an investment company under the Investment Company Act; and

(j) neither the Seller, the Transferor, the Distributor, any Company nor any Transfer Agent is prevented by any Applicable Law from paying the Collections or the Related Collections strictly in accordance with the applicable Irrevocable Payment Instruction.

SECTION 4.03.     ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE DISTRIBUTOR.
                  ------------------------------------------------------------

            The Distributor represents and warrants, on and as of the date hereof and on and as of each Purchase Date, in its capacities as Distributor, Principal Shareholder Servicer and Servicer, as follows:

(a) it has the requisite corporate power and authority and legal right to sell Receivables relating to each Fund, and the Collections and the Ancillary Rights with respect thereto, to the Transferor in accordance with the terms of the Distributor's Transfer Agreement and it has duly authorized each such sale to the Transferor by all necessary action;

(b) each transfer of Receivables and the Ancillary Rights with respect thereto to the Transferor under the Distributor's Transfer Agreement constitutes a valid and complete True Sale to the Transferor of all right, title and interest in and to such Receivables and the Ancillary Rights with respect thereto free and clear of any Adverse Claim; such transfer has not been made with an intent to hinder, delay or defraud any present or future creditor; the purchase price paid for such Receivables is fair consideration and of reasonably equivalent value to the Receivables and the Ancillary Rights with respect thereto so transferred; and immediately after the purchase pursuant to the Transfer Agreement the Distributor will remain solvent and will have adequate capital for the conduct of its business;

(c) immediately after each transfer of Receivables and the Ancillary Rights with respect thereto by the Distributor to the Transferor under the Distributor's Transfer Agreement and by the Transferor to the Seller under the Transferor's Transfer Agreement, and immediately prior to each purchase of Receivables and the Ancillary Rights with respect thereto by the Purchaser under this Agreement,
(i) no party claiming through the Distributor has any right, title or interest in such Receivables or the Ancillary Rights or Collections in respect thereto, including any payments or proceeds in respect thereto, and (ii) the Seller owns such Receivables and the Ancillary Rights and Collections in respect thereto free and clear of all Adverse Claims or other such restrictions on transfer created by or arising out of the acts or omissions of the Distributor;

(d) neither the Distributor (as Distributor, Principal Shareholder Servicer or Program Servicer Agent) nor any Company or Transfer Agent is prevented by any Applicable Law from paying the Collections or Related Collections strictly in accordance with the applicable Irrevocable Payment Instruction;

(e) the Distributor is a registered broker-dealer under the Exchange Act, and is a member of the NASD;

(f) the Distributor has clearly and unambiguously marked its books, records and electronic, computer files and master data processing records relating to the Receivables to indicate the interests of the Transferor, the Seller and the Purchaser in the Receivables;

(g) (i) the sum of the Distributor's assets exceeds and will, immediately following the transactions contemplated hereby, exceed the Distributor's total liabilities (including subordinated, unliquidated, disputed and contingent liabilities); (ii) the Distributor's assets do not and, immediately following the transactions contemplated hereby will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted; and (iii) the Distributor does not intend to, and does not believe that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Distributor); and

(h) the Distributor has not used and will not use any trade names or assumed names other than "Federated Securities Corp."

SECTION 4.04.     ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR.
                  -----------------------------------------------------------

            The Transferor represents and warrants, on and as of the date hereof and on and as of each Purchase Date, as follows:

(a) it has the requisite corporate power and authority and legal right to sell Receivables relating to each Fund, and the Collections and the Ancillary Rights with respect thereto, to the Seller in accordance with the terms of the Transferor's Transfer Agreement and the Transferor has duly authorized each such sale to the Seller by all necessary action;

(b) each transfer of Receivables and the Ancillary Rights and Collections with respect thereto to the Seller under the Transferor's Transfer Agreement and each transfer of Receivables and the Ancillary Rights and Collections with respect thereto to the Purchaser under this Agreement constitutes a valid and complete True Sale of all right, title and interest in and to such Receivables and the Ancillary Rights and Collections with respect thereto, free and clear of any Adverse Claim; such transfers have not been made with an intent to hinder, delay or defraud any present or future creditor; the purchase price paid therefore is fair consideration and of reasonably equivalent value to the Receivables and the Ancillary Rights and Collections with respect thereto so transferred; and immediately after the purchase pursuant to this Agreement the Distributor, the Transferor and the Seller will remain solvent and will have adequate capital for the conduct of its business;

(c) immediately after each transfer of the Receivables and the Ancillary Rights and Collections with respect thereto to the Seller under the Transferor's Transfer Agreement and immediately prior to each purchase of the Receivables and the Ancillary Rights and Collections with respect thereto by the Purchaser under this Agreement, (i) no party claiming through the Transferor, the Seller or the Distributor has any right, title or interest in such Receivables or the Ancillary Rights or Collections in respect thereto, including any payments or proceeds in respect thereto, (ii) the Seller owns such Receivables and the Ancillary Rights and Collections in respect thereto free and clear of all Adverse Claims or other such restrictions on transfer created by or arising out of the acts or omissions of any Federated Entity, and (iii) such Receivables and the Ancillary Rights and Collections in respect thereto have not been sold, transferred or assigned by the Transferor to any other Person;

(d) the Transferor is not prevented by any Applicable Law from paying the Collections and Related Collections strictly in accordance with the applicable Irrevocable Payment Instruction;

(e) the Transferor has clearly and unambiguously marked all of its books, records and electronic computer files and master data processing records relating to the Receivables to indicate the interests of the Purchaser in the Purchased Receivables;

(f) (i) the sum of the Transferor's assets exceeds and will, immediately following the transactions contemplated hereby, exceed the Transferor's total liabilities (including subordinated, unliquidated, disputed and contingent liabilities); (ii) the Transferor's assets do not and, immediately following the transactions contemplated hereby will not, constitute unreasonably small capital to carry out is business as conducted or as proposed to be conducted; and (iii) the Transferor does not intend to, and does not believe that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Transferor); and

(g) the Transferor has not used and will not use any trade names or assumed names other than "Federated Investors Management Company" and "Federated Disbursing Corp."

SECTION 4.05.     ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE SELLER.
                  -------------------------------------------------------

            The Seller represents and warrants, on and as of the date hereof and on and as of each Purchase Date, as follows:

(a) the Seller was founded solely for the purpose of performing its obligations under the Other Purchasers' Program Documents and the Program Documents and activities incidental thereto, and it has the requisite corporate power and authority and legal right to sell Receivables relating to each Fund sold on such Purchase Date, and the Collections and the Ancillary Rights with respect thereto, to the Purchaser in accordance with the terms of this Agreement and the Seller has duly authorized each such sale to the Purchaser by all necessary action;

(b) the transfer of Receivables and the Ancillary Rights and Collections with respect thereto to the Seller under the Transferor's Transfer Agreement and the transfer of Receivables and the Ancillary Rights and Collections with respect thereto to the Purchaser under this Agreement on each Purchase Date each constitutes a valid and complete True Sale of all right, title and interest in and to such Receivables and the Ancillary Rights and Collections with respect thereto, free and clear of any Adverse Claim; such transfers have not been made with an intent to hinder, delay or defraud any present or future creditor; the purchase price paid thereunder is fair consideration and of reasonably equivalent value to the Receivables so transferred; and immediately after the purchase pursuant to this Agreement the Distributor, the Transferor and the Seller will remain solvent and will have adequate capital for the conduct of its business;

(c) immediately after the transfer of the Receivables to the Seller under the Transferor's Transfer Agreement and immediately prior to each purchase of the Receivables and the Ancillary Rights and Collections with respect thereto by the Purchaser under this Agreement on such Purchase Date, (i) no party claiming through the Seller has any right, title or interest in such Receivables, the Ancillary Rights with respect thereto or the Collections in respect thereto, including any payments or proceeds in respect thereto, (ii) the Seller owns such Receivables, the Ancillary Rights with respect thereto and the Collections in respect thereto free and clear of all Adverse Claims or other such restrictions on transfer created by or arising out of the acts or omissions of any Federated Entity, and (iii) such Receivables, the Ancillary Rights with respect thereto and the right to Collections in respect thereto have not been sold, transferred or assigned by the Seller to any other Person;

(d) this Agreement and the actions of the Seller required to be taken pursuant to the terms hereof and thereof are and at all times shall be effective to transfer to the Purchaser all of the Seller's right, title and interest in, to and under the Purchased Receivables free and clear of any Adverse Claim;

(e) the Seller is not prevented by any Applicable Law from paying the Collections or Related Collections strictly in accordance with the applicable Irrevocable Payment Instruction;

(f)   the Seller is in full compliance with the Bankruptcy Remote Covenants;

(g) the Seller has clearly and unambiguously marked all of its books, records and electronic, computer files and master data processing records relating to the Receivables to indicate the interests of the Purchaser in the Purchased Receivables;

(h) (i) the sum of the Seller's assets exceeds and will, immediately following the transactions contemplated hereby, exceed the Seller's total liabilities (including subordinated, unliquidated, disputed and contingent liabilities),
(ii) the Seller's assets do not and, immediately following the transactions contemplated hereby will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted, and (iii) the Seller does not intend to, and does not believe that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Seller); and

(i) the Seller has not used and will not use any trade names or assumed names other than Federated Funding 1997-1, Inc.

SECTION 4.06.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND THE PROGRAM
                  --------------------------------------------------------------
AGENT.
-----

            Each of the Purchaser and the Program Agent represents and warrants to the other parties to this Agreement as follows:

(a) It is duly organized and existing under the laws of the jurisdiction of its organization with full power and authority to execute and deliver this Agreement and to perform all of the duties and obligations to be performed by it under this Agreement; and

(b) This Agreement has been duly authorized, executed and delivered by it, and constitutes its valid, legal and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights in general or by general principles of equity.

Article V

                                     COVENANTS

SECTION 5.01.     COVENANTS OF THE SELLER, THE DISTRIBUTOR, THE TRANSFEROR AND
                  -------------------------------------------------------------
THE PARENT.
----------

            Each of the Seller, the Distributor, the Transferor and the Parent covenants and agrees that it shall, and, in the case of the Parent, that it shall itself and that it shall also cause each Federated Entity to from the date hereof until the Program Termination Date:

(a) (i) preserve and maintain its legal existence and all of its material rights, privileges and franchises, and duly observe and conform to all requirements of Applicable Law applicable to it, the conduct of its business or to its properties or assets, (ii) preserve and keep in full force and effect its corporate existence, rights, privileges and franchises, and maintain records of its resolutions or similar actions regarding the transactions contemplated by the Program Documents and (iii) obtain, make, maintain and keep in full force and effect all Governmental Authorizations and Private Authorizations which are necessary or appropriate to properly carry out the transactions contemplated to be performed by it under this Agreement and the other Program Documents, except in such case where the failure to so observe, conform to, preserve, obtain, make, maintain or keep in full force and effect could not reasonably be expected to give rise to a Material Adverse Effect;

(b) duly fulfill all obligations on its part to be performed under or in connection with this Agreement and the other Program Documents and the agreements and instruments entered into in connection herewith or therewith;

(c) keep proper books of record and account in accordance with GAAP and its normal business practice in which full and appropriate entries shall be made of all dealings or transactions in relation to its business and activities and (in the case of the Seller, the Transferor and the Distributor) mark its data processing or other records, if any, so as to clearly indicate that the Purchased Receivables have been sold to the Purchaser;

(d) promptly deliver to the Program Agent copies of any amendments or modifications to its certificate of incorporation, by-laws or other organizational documents, certified by a Responsible Officer;

(e) (i) promptly give written notice to the Program Agent of the occurrence of any Event of Termination (or event which, with the passage of time or notice, or both, would constitute an Event of Termination), the failure of any conditions precedent set forth in Section 3.02 to be fully satisfied on or immediately prior to the applicable Purchase Date, or any breach of any term or condition of any Program Document, which in each case relates to or is caused by it or any of its Affiliates or the performance of any such Persons under any Program Document, (ii) give written notice to the Program Agent, promptly after it becomes aware thereof, of any other Event of Termination (or event which with the passage of time, notice or both would constitute such an Event of Termination), or the failure of any other conditions precedent set forth in
Section 3.02 or any other breach of any terms or conditions of any Program Documents, and (iii) promptly give written notice to the Program Agent of any litigation or proceedings with respect to it or any of its Affiliates or affecting it, any of its Affiliates or any of their respective assets or properties, which if adversely determined, could reasonably be expected to give rise to a Material Adverse Effect;

(f) cause to be computed, paid and discharged all taxes, assessments and other charges or levies of any Authority imposed upon it, or upon any of its income or assets, unless and to the extent that the same shall be contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established on its books in accordance with GAAP;

(g) to the extent obtained or received by it, furnish or cause to be furnished to the Program Agent a copy of all Private Authorizations and all Governmental Authorizations obtained or required to be obtained by it in connection with the transactions contemplated by this Agreement or any other Program Documents to which it is a party;

(h) annually, or more frequently as the Program Agent may request upon the occurrence and during the continuance of an Event of Termination (or an event which upon the passage of time or notice, or both, would constitute an Event of Termination), (i) cause an independent nationally recognized accounting firm selected by it and reasonably satisfactory to the Program Agent to enter its premises (and each other Person to whom it delegates any of its duties under the Program Documents) and examine and audit the books, records and accounts relating to the Purchased Receivables and its or such other Person's performance under the Program Documents (which audit may be coordinated as part of each such Person's regular annual audit and may be coordinated with any similar audit required to be conducted under the Other Purchaser's Program Documents), (ii) permit such accounting firm to discuss its or such other Person's affairs, finances, accounts and performance under the Program Documents with the officers, partners, employees and accountants of it or such other Person, (iii) cause such accounting firm to provide the Program Agent with a certified report in respect of the foregoing, which shall be in form and scope reasonably satisfactory to the Program Agent, and (iv) authorize such accounting firm to discuss such affairs, finances, records and accounts with representatives of the Program Agent, the Purchaser and any Permitted Designee;

(i) permit, and cause each Person to which it delegates any of its duties under the Program Documents to permit the Purchaser, the Program Agent or any Permitted Designee to, upon reasonable advance notice and during normal business hours, visit and inspect its and such Person's books, records and accounts relating to the Purchased Receivables and its performance under the Program Documents and to discuss the foregoing with the officers, partners, employees and accountants of it and such Person, all as often as the Program Agent or any such Permitted Designee may reasonably request; PROVIDED, HOWEVER, that so long as no Event of Termination (or event which with the passage of time, notice or both, would constitute an Event of Termination) shall have occurred, such inspections shall be at the expense of the requesting party;

(j) promptly, at its expense, execute and deliver to the Program Agent such further instruments and documents, and take such further action as the Program Agent may from time to time reasonably request in order to further carry out the intent and purpose of this Agreement and the other Program Documents and to establish and protect the rights, interests and remedies created, or intended to be created, hereby and thereby, and the protection and perfection of the Purchaser's first priority ownership interest in the Purchased Receivables free and clear of all Adverse Claims, including, without limitation, the execution, delivery, recordation and filing of financing statements and continuation statements under the UCC of any applicable jurisdiction;

(k) promptly deliver to the Program Agent copies of all notices, requests, agreements, amendments, supplements, waivers and other documents received or delivered by it under or with respect to any of the Program Documents;

(l) in the event that, notwithstanding the Irrevocable Payment Instructions, it shall receive any Collections or Related Collections from any Fund, any Company or any Transfer Agent or other Person (including without limitation FOF Collections) promptly upon its receipt of any such Collections or Related Collections remit the same to the Demand Deposit Account for further credit to the Collection Account, and, until such funds are so deposited into the Demand Deposit Account, ensure that such amounts are not commingled with any other funds;

(m) promptly notify the Program Agent of any material adverse change with respect to the business, properties (in respect of properties, other than in the ordinary course of its and each Company's and each Fund's business, as conducted on the date hereof), financial condition or results of operations of it, or, to its knowledge, any Company or Fund since September 30, 2000;

(n) not permit to exist any Adverse Claims on, or otherwise attempt to transfer any interest in, any Purchased Receivables or any interest therein or except for the interest of the Other Purchasers under the Other Purchasers' Program Documents, any interest in any other Receivables, the Ancillary Rights with respect thereto or any Related Collections or any interest therein; PROVIDED, HOWEVER, that in the event that the Purchaser shall not purchase certain Receivables relating to Shares of any Fund, the Seller may transfer all or a portion of its interest in such Receivables and the Ancillary Rights with respect thereto to another Person provided each of the following conditions are met: (1) that such Person and the Program Agent, the Collection Agent and the Purchaser shall have entered into a mutually satisfactory intercreditor agreement and amendment to the Collection Agency Agreement as contemplated by
Section 8.06 thereof, and (2) the Program Agent, the Collection Agent and the Purchaser shall have received such certificates and opinions as they may reasonably request in connection therewith all in form, scope and substance reasonably satisfactory to them;

(o) not (in the case of the Seller, the Transferor and the Distributor) move its principal executive office or the place where it keeps its records concerning the Receivables from the offices specified in Section 4.01(e), unless (a) it shall have given to the Program Agent not less than twenty (20) days prior written notice of its intention to do so, clearly describing the new location and (b) it shall have taken such action, satisfactory to the Program Agent, to maintain the first priority perfected or ownership interest of the Purchaser in the Purchased Receivables at all times fully perfected and in full force and effect;

(p) not amend, waive, terminate or otherwise modify the terms of any Irrevocable Payment Instruction or take any action inconsistent with any Irrevocable Payment Instruction;

(q) not act affirmatively to change its operations in any material manner if at the time of such action, based upon all of the facts and circumstances, such change could reasonably be expected to give rise to a Material Adverse Effect;

(r) not reflect the Purchased Receivables as being owned by the Seller or any Affiliate of the Seller (except to the extent such treatment is required by a change in GAAP after the date hereof and all appropriate financial statements are footnoted to reflect the sale thereof to the Purchaser); PROVIDED that Shareholder Servicing Fees may be reflected as an asset of the Distributor, the Transferor or the Seller if such treatment is required by GAAP and if all appropriate financial statements are footnoted to reflect the sale thereof to the Purchaser;

(s) not take any action to cancel, terminate, amend, supplement, modify or waive any of the provisions of any Distribution Agreement, any Principal Shareholder Servicer's Agreement, any Shareholder Servicer's Agreement, any Distribution Plan, the Conversion Features or the CDSC arrangements applicable to the holders of any Shares of any Fund (including by way of allowing Free Redemptions in respect of Shares of any Fund under circumstances not required by the Prospectus of such Fund in effect on the date of this Agreement or by the Systematic Withdrawal Program or by allowing Free Redemptions which are not Permitted Free Exchanges), or request, consent or agree to any such cancellation, termination, amendment, supplement, modification or waiver, except with the prior written consent of the Program Agent, except that it may from time to time waive a CDSC that becomes payable provided it pays in accordance with the Program Servicing Procedures an amount to the Purchaser equal to the CDSC to which such Purchaser would have been entitled;

(t) cause or ensure that (i) all written information provided to the Seller, the Purchaser or the Program Agent for purposes of or in connection with this Agreement or any other Program Document or the transactions contemplated hereby or thereby (including without limitation, all Investor Reports, Activity Reports and Monthly Collection Determination Date Statements by or on behalf of any Federated Entity, DST Systems, Inc. or any Sub-transfer Agent is, and all such information hereafter provided by any such Person to the Seller, the Purchaser or the Program Agent will be, when taken as a whole, true, correct, complete in all material respects and not misleading on the date such information is stated or certified; it is understood that neither the Seller, the Transferor nor the Distributor shall be deemed to be in breach of this clause solely as a result of any Monthly Collection Determination Date Statement failing to properly reflect the methodology set forth in the Allocation Procedures provided that the amounts and information set forth in the related Investor Report and Activity Reports are true, correct and complete and such failure results solely from the Excel Spreadsheet, and (ii) each Activity Report continues to include at least the same scope of information as the Activity Reports the form of which have been reviewed by the Program Agent prior to the effective date of this Agreement (or in respect of any Activity Report provided by a Sub-transfer Agent appointed after the date hereof, the same form and scope as the report of such Sub-transfer Agent approved by the Program Agent in accordance with Section 5.01(u));

(u) not permit any Person to become a Sub-transfer Agent for any Fund unless the forms of the reports to be provided by such Person have been approved in writing by the Program Agent.

(v) cause and ensure that all actions, which the opinion of Kirkpatrick & Lockhart, LLP dated on or about the date hereof in respect of certain bankruptcy matters including "true sale" and "substantive consolidation" assumes will be taken or omitted by it, will be taken or omitted as so assumed.

SECTION 5.02.     ADDITIONAL COVENANTS OF THE PARENT.
                  ----------------------------------

            The Parent covenants and agrees that it shall from the date hereof until the Program Termination Date:

(a) cause the Seller to use the Purchase Price paid to it on any Purchase Date solely for the purpose of purchasing Receivables under the Transferor's Transfer Agreement or for reimbursing itself for the purchase price of the Receivables purchased under the Transferor's Transfer Agreement and cause the Transferor to use the purchase price paid to it for Receivables under the Transferor's Transfer Agreement on any date solely for the purpose of purchasing Receivables or for reimbursing itself for the purchase price of Receivables purchased under the Distributor's Transfer Agreement; (b) cause each Advisor to perform its obligations under the Advisory Agreements to which it is a party and to manage each applicable Fund in accordance with the Fundamental Investment Objectives in respect of such Fund as in effect from time to time;

(c) consistent with the fiduciary obligations of the Federated Entities to the Funds use its best efforts, which are commercially reasonable in relation to the consequence to the Purchaser if they are not successful, to maintain the Fundamental Investment Objectives in respect of any Fund as reflected in
Schedule IV hereto and, in the event that as a consequence of fiduciary obligations of the Federated Entities to the Funds it cannot resist a proposed change in the Fundamental Investment Objectives in respect of the Fund, and in the event that despite such commercially reasonable best efforts such change will be made, it shall, prior to taking any action inconsistent with the maintenance of such Fundamental Investment Objectives, or failing to take the action it could otherwise take, or to the effectiveness of such change, as the case may be: (i) notify the Program Agent in writing of the nature of such change, and (ii) provide certification by a Responsible Officer that such change is necessary in order to comply with such fiduciary obligations;

(d) consistent with the fiduciary obligations of the Federated Entities to the Funds use its best efforts, which are commercially reasonable in relation to the consequences to the Purchaser if they are not successful, to obtain the approval of the Board of Trustees of each Fund to: (i) annually re-approve the Distribution Plan, the Distribution Agreement, the Principal Shareholder Servicer's Agreement, and the Shareholder Servicer's Agreement relating to each such Fund, if necessary in order to continue payments in respect of the Purchased Receivables relating to such Fund, and (ii) in the event any of the foregoing shall be terminated with respect to any such Fund, to approve a new distribution plan, distribution agreement, principal shareholder servicer's agreement, and/or shareholder servicer's agreement in respect of such Fund so as to permit the continued payments in respect of the Purchased Receivables relating to such Fund as though no such termination had occurred, and in the event that as a consequence of fiduciary obligations of the Federated Entities to the Funds, it cannot endeavor to obtain the approval of the Board of Trustees of a Fund to take the actions described in clauses (i) and (ii) above, or in the event that despite its efforts such action will not be taken, it shall, prior to taking any action inconsistent with the actions described in clauses (i) and
(ii) above, or failing to take any action it could otherwise take, or to any termination referred to in clause (ii) above: (x) notify the Purchaser and the Program Agent in writing of the nature of such failure or inability or termination, and (y) provide certification by a Responsible Officer that such failure or inability is required in order to comply with such fiduciary obligations;

(e) provide prompt written notice to the Program Agent of any action by the Board of Directors of any Advisor or the Shareholder Servicer or the Board of Trustees of any Fund to make any modification, amendment or supplement to, or any waiver of any provisions of, or any termination of, any Distribution Plan, any Distribution Agreement, any Principal Shareholder Servicer's Agreement, any Shareholder Servicer's Agreement, any Advisory Agreement, any Conversion Feature, any CDSC arrangement, any Fundamental Investment Objectives of any Company in respect of any Fund, or any modification, amendment, supplement or waiver in the amounts payable or actually being paid thereunder, each as in effect on the date of that agreement; PROVIDED, HOWEVER, that the Parent shall not be required to provide the Program Agent with written notices of any modification, amendment or supplement to or waivers of any provisions of the Prospectuses under this Section 5.02(e), unless such modifications, amendments, supplements or waivers (i) affect or relate to the CDSC obligations or the Fundamental Investment Objectives, or (ii) otherwise could reasonably be expected to have a Material Adverse Effect;

(f) cause each of the Seller, the Transferor and the Distributor to comply in all respects with their covenants and agreements under the Program Documents (including the Bankruptcy Remote Covenants) and use its best efforts to cause each Company to comply with Applicable Law and to duly fulfill and perform its obligations under the Program Documents, where such failure to comply or perform could give rise to a Material Adverse Effect;

(g)   furnish to the Program Agent:

(i) annually within 120 days after the end of each fiscal year audited consolidated financial statements of the Parent and its consolidated subsidiaries prepared in accordance with GAAP for such fiscal year;

(ii) quarterly within 45 days after the end of the first three fiscal quarters of any fiscal year unaudited consolidated financial statements of the Parent and its consolidated subsidiaries prepared in accordance with GAAP for such fiscal quarter;

(iii) such other information as the Program Agent may reasonably request and which is reasonably available;

(h) consistent with the fiduciary obligations of the Federated Entities to the Funds not initiate or propose the adoption by any Fund or any Company, of any Liquidation Plan, and use its best efforts, which are commercially reasonable in relation to the consequences to the Purchaser if they are not successful, to cause the Board of Trustees and shareholders of each Company and each Fund to avoid adopting any Liquidation Plan, and in any event the Parent shall promptly notify the Program Agent of any proposed Liquidation Plan by the Company or any Fund;

(i) the Parent will not permit to occur any change in Control of the Parent, the Distributor, the Seller, the Principal Shareholder Servicer, the Shareholder Servicer or any Advisor unless either:

(1)   in connection with such change in Control:

(i) either (A) such Distributor, Principal Shareholder Servicer, Shareholder Servicer, Advisor or the Parent shall remain distributor, principal shareholder servicer, shareholder servicer or advisor, as the case may be, for the Funds and the Parent shall remain the ultimate parent of each of the foregoing or (B) if another Person shall be retained to replace any of the foregoing to act as distributor, principal shareholder servicer, shareholder servicer or investment advisor, as the case may be, for the Funds, or as parent, such Person shall (x) meet the requirements of (iii) below with reference to the expertise, experience and capacity applicable to the function it undertakes to perform and (y) have agreed, in respect of periods from and after its retention, to be bound by the undertakings of the Distributor, the Principal Shareholder Servicer, the Shareholder Servicer, the Advisor or the Parent, as the case may be, under the Program Documents and shall have confirmed as of a current date the representations and warranties of the Distributor, the Principal Shareholder Servicer, the Shareholder Servicer, the Advisor or the Parent, as the case may be, except such representations and warranties as expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date);

(ii) in the case where another Person is retained to replace the Distributor, Principal Shareholder Servicer, Shareholder Servicer or the Advisor to act as distributor, principal shareholder servicer, shareholder servicer or investment advisor, as the case may be, for the Funds, ownership of at least 51% of the voting securities of each of the Persons serving as the distributor, the principal shareholder servicer, the shareholder servicer or investment advisor to the Funds is retained by, or transferred to, a single Person (the "Immediate Parent");

(iii) in the case where another Person is retained to replace the Distributor, Principal Shareholder Servicer, Shareholder Servicer, Advisor or the Parent to act as distributor, principal shareholder servicer, shareholder servicer, investment advisor or parent, as the case may be, for the Funds, in the reasonable opinion of the Parent, the Immediate Parent, together with its affiliated subsidiaries (including the Immediate Parent and the Persons then serving as distributor, principal shareholder servicer, shareholder servicer and investment advisor to the Funds) in the aggregate, have financial resources and mutual fund management, distribution and investment advisory expertise, experience and capacity immediately after the change in Control sufficient to satisfy the obligations of their counterparts under the Program Documents; and

(iv) in the case where another Person is retained to replace the Distributor, Principal Shareholder Servicer, Shareholder Servicer or the Advisor to act as distributor, principal shareholder servicer, shareholder servicer or investment advisor, as the case may be, for the Funds, a majority of the Board of Trustees of the Funds, including a majority who are not "Interested Persons" (as defined by Section 2(a)(19) of the Investment Company Act) shall have either
            (i) reapproved the Distribution Plans, Distribution Agreements, the Principal Shareholder Servicer's Agreements, the Shareholder Servicer's Agreements and any Advisory Agreements, or (ii) approved substitute agreements substantially identical thereto so that no Material Adverse Effect could reasonably be expected to result from such substitute agreements; or

(2) the Program Agent shall have consented to such change in Control, such consent not to be unreasonably withheld;

            PROVIDED, HOWEVER, that nothing in this Section 5.02(i) shall be deemed to restrict the ability of the Parent directly or indirectly to engage in any offering of its capital stock so long as no Person or group of Persons acting in concert (other than Persons who are currently in control of the Parent and any employee benefit plan or related trust of the Parent or any of its subsidiaries) shall obtain Control of the Parent as a result thereof;

(j) ensure that each Transfer Agent's tracking capabilities and/or the Seller's tracking capabilities for each Fund and each Sub-transfer Agent's tracking capabilities are sufficient to: (i) track the Receivables and provide the information specified in the Investor Reports and the Monthly Collection Determination Date Statement, and (ii) identify and remit Collections and Related Collections in accordance with the applicable Irrevocable Payment Instruction, and the Parent shall use its best efforts to replace any Transfer Agent or Sub-transfer Agent which does not maintain such capabilities or in respect of which an event similar to those described in Section 6.01(e) occurs (whether or not such Transfer Agent or Sub-transfer Agent to which Section 6.01(e) applies is a Federated Entity) within sixty (60) days after becoming aware of such event; and

(k)   cause the Seller to at all times constitute a Bankruptcy Remote Entity.

SECTION 5.03.     ADDITIONAL COVENANTS OF THE DISTRIBUTOR.
                  ---------------------------------------

            The Distributor covenants and agrees that it shall from the date hereof until the Program Termination Date:

(a) not reflect the Purchased Receivables or Collections in respect thereof as being owned by the Distributor or any Affiliate of the Distributor (except to the extent such treatment is required by a change in GAAP after the date hereof and all appropriate financial statements are footnoted to reflect the sale thereof pursuant to the Distributor's Transfer Agreement, the Transferor's Transfer Agreement and this Agreement); PROVIDED, that Shareholder Servicing Fees may be reflected as an asset of the Distributor, the Transferor or the Seller if such treatment is required by GAAP and if all appropriate financial statements are footnoted to reflect the sale thereof to the Purchaser;

(b) promptly upon preparation, deliver to the Program Agent, copies of the semi-annual unaudited reports and annual audited reports of each Company;

(c) consistent with the fiduciary obligations of the Federated Entities to the Funds use its best efforts, which are commercially reasonable in relation to the consequences to the Purchaser if they are not successful, to obtain approval of the Board of Trustees of each Company in respect of each Fund to: (i) annually reapprove the Distribution Plan, the Distribution Agreement, the Principal Shareholder Servicer's Agreement and the Shareholder Servicer's Agreement relating to each such Fund, if necessary, in order to continue payments in respect of the Purchased Receivables relating to such Fund, and (ii) in the event any of the foregoing shall be terminated with respect to any such Fund, to approve a new distribution plan, distribution agreement, principal shareholder servicer's agreement, and/or shareholder servicer's agreement in respect of such Fund so as to permit the continued payments in respect of the Purchased Receivables relating to such Fund as though no such termination had occurred, and in the event that as a consequence of fiduciary obligations of the Federated Entities to the Funds it cannot endeavor to obtain the approval of the Board of Trustees of a Fund to take the actions described in clauses (i) and (ii) above, or in the event that despite its efforts such action will not be taken, it shall, prior to taking any action inconsistent with the actions described in clauses (i) and (ii) above, or failing to take any action it could otherwise take, or to any termination referred to in clause (ii) above: (x) notify the Program Agent in writing of the nature of such failure or inability or termination, and (y) provide certification by a Responsible Officer that such failure or inability is required in order to comply with such fiduciary obligations;

(d) provide prompt written notice to the Program Agent of any action by its Board of Directors or the Board of Directors of any Advisor or the Shareholder Servicer or the Board of Trustees of any Fund or any Company in respect of any Fund to make any modification, amendment or supplement to, or any waiver of any provisions of, or any termination of, any Distribution Plan, any Distribution Agreement, any Principal Shareholder Servicer's Agreement, any Shareholder Servicer's Agreement, any Advisory Agreement, any Conversion Feature, any CDSC arrangement, or any Fundamental Investment Objectives of any Fund or any Company in respect of any Fund, or any modification, amendment, supplement or waiver in the amounts payable or actually being paid thereunder, each as in effect on the date of that agreement; PROVIDED, HOWEVER, that the Distributor shall not be required to provide the Program Agent with written notices of any modification, amendment or supplement to or waivers of any provisions of the Prospectuses under this Section 5.03(d), unless such modifications, amendments, supplements or waivers (i) affect or relate to the CDSC obligations or the Fundamental Investment Objectives, or (ii) otherwise could reasonably be expected to have a Material Adverse Effect;

(e) promptly (i) notify the Program Agent in writing of all filings by any Company or any Fund with the SEC and all material mailings to shareholders of any Company or any Fund, and (ii) to the extent the same are not readily obtainable by the Program Agent through the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval system or other public on-line sources, deliver to the Program Agent copies of such filings and mailings; and

(f) promptly notify the Program Agent of any material adverse change with respect to the business, properties (in respect of properties, other than in the ordinary course of its and each Fund's business, as conducted on the date hereof) or its financial condition or results of operations, or to its knowledge, any Company or Fund, since September 30, 2000, including any material change in the sales commission structure relating to any Fund or arrangements, distribution fees, CDSCs or exchange privileges for shareholders; and

(g)   keep each Irrevocable Payment Instruction in full force and effect.

SECTION 5.04.     ADDITIONAL COVENANTS OF THE SELLER.
                  ----------------------------------

            The Seller covenants and agrees that it shall from the date hereof until the Program Termination Date:

(a) use the purchase price paid to it on each Purchase Date solely for the purpose of purchasing Receivables or for reimbursing itself for the purchase price of the Receivables purchased under the Transferor's Transfer Agreement pursuant to and in accordance with the terms of the Transferor's Transfer Agreement;

(b) after the Other Purchaser's End Date, not purchase any Receivables under the PLT Transferor's Transfer Agreement; and

(c)   comply in all respects with the Bankruptcy Remote Covenants at all times.

SECTION 5.05.     ADDITIONAL COVENANTS OF THE TRANSFEROR.
                  --------------------------------------

            The Transferor covenants and agrees that it shall from the date hereof until the Program Termination Date:

(a) use the purchase price paid to it on each Purchase Date under the Transferor's Transfer Agreement solely for the purpose of purchasing Receivables under the Distributor's Transfer Agreement or for reimbursing itself for the purchase price of the Receivables purchased under the Distributor's Transfer Agreement pursuant to and in accordance with the terms of the Distributor's Transfer Agreement; and

(b) not after the Other Purchaser's End Date, purchase any Receivables under the PLT Distributor's Transfer Agreement or sell any Receivables under the PLT Transferor's Transfer Agreement.

Article VI

                               EVENTS OF TERMINATION

SECTION 6.01.     EVENTS OF TERMINATION.
                  ---------------------

            If any of the following events (each an "Event of Termination") shall occur:

(a) the Parent, the Distributor (as Distributor, Principal Shareholder Servicer or as Servicer), the Seller, the Transferor, the Shareholder Servicer, any Advisor, any Transfer Agent, any Sub-transfer Agent, any Company or any Fund shall fail to make or cause to be made in the manner and when due any payment or deposit to be made or to be caused to be made by it under this Agreement or any of the other Program Documents and such failure shall continue for three (3) Business Days; or

(b) the Parent, the Distributor (as Distributor, Principal Shareholder Servicer or as Servicer), the Seller, the Transferor, the Shareholder Servicer, any Advisor, any Transfer Agent or any Selling Agent, any Company or any Fund shall fail to perform or observe any covenant or agreement on its part to be performed or observed under any Program Document (other than those described in clause (a) of this Section 6.01) and such failure shall continue for ten (10) Business Days after such Person has knowledge of such failure; or

(c) (i) any representation or warranty made or deemed made by the Parent, the Distributor (as Distributor, Principal Shareholder Servicer or as Servicer), the Seller, the Transferor, the Shareholder Servicer (or any of their respective officers) under or in connection with any Program Document shall have been incorrect when made or deemed made; PROVIDED, HOWEVER, that if any such incorrect representation or warranty is capable of being cured within ten (10) Business Days and the Person in breach of such representation or warranty is diligently using its best efforts to cure such representation or warranty, such incorrect representation or warranty shall not constitute an Event of Termination if, within such ten (10) Business Day period, such incorrect representation or warranty has been cured and the Parent has certified to the Program Agent that such cure has been effected, or (ii) any Investor Report, any Activity Report or any other statement, certificate or report delivered by or on behalf of the Parent, the Distributor, the Seller, the Transferor or the Shareholder Servicer in connection with this Agreement, or any other Program Document, shall have been false, incorrect or misleading, when taken as a whole, in any material respect when delivered; or

(d) the Purchaser shall fail to acquire in a True Sale, or shall cease to have, a 100% undivided ownership interest in any Purchased Receivable, free and clear of any Adverse Claim; or

(e) (i) the Seller, the Transferor, the Distributor, the Parent, the Shareholder Servicer, any Advisor, any Transfer Agent, any Sub-transfer Agent, any Company or any Fund or any Significant Affiliate thereof shall generally not pay its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors or, in the case of the Distributor, the Distributor shall otherwise become "insolvent" within the meaning of SIPA; or (ii) any proceeding shall be instituted by or against the Seller, the Transferor, the Distributor, the Parent, the Shareholder Servicer, any Advisor, any Transfer Agent, any Sub-transfer Agent, any Company, any Fund or any Significant Affiliate thereof seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up reorganization, arrangement, adjustment, protection, relief, or composition of it or its Debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days; or (iii) any of the actions sought in any proceeding described in (ii) above (including an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or (iv) the Seller, the Transferor, the Distributor, the Parent, the Shareholder Servicer, any Advisor, any Transfer Agent, any Sub-transfer Agent, any Company, any Fund or any Significant Affiliate thereof shall take any action to authorize any of the actions set forth above in this Section 6.01(e); or

(f) there shall have occurred any material adverse change in (i) the financial condition or results of operations of the Parent and its consolidated subsidiaries taken as a whole since September 30, 2000, or (ii) the Seller, the Transferor, the Shareholder Servicer, the Parent, the Distributor, any Advisor or any Transfer Agent which is an Affiliate of the Parent shall fail to make payments when due in respect of Debt aggregating in excess of $10,000,000, provided that the determination of default on such Debt is not being diligently contested in good faith through appropriate proceedings; or

(g) any Distribution Plan, Distribution Agreement, Principal Shareholder Servicer's Agreement, Shareholder Servicer's Agreement, Prospectus, the Conduct Rules or the Investment Company Act, or the CDSC arrangements applicable to holders of Shares of any Fund or the terms of any Conversion Feature in respect of any Share of any Fund, each as in effect on the date of this Agreement, or the Fundamental Investment Objectives in respect of any Fund, shall be amended, waived, supplemented or modified, in any manner or by any means (including a change in Applicable Law), which would reasonably be expected to have a Material Adverse Effect, unless waived by the Program Agent; or

(h) the Securities Investor Protection Corporation, established under SIPA, shall have applied for a protective decree against the Distributor; or

(i) the Distributor shall have failed to meet the minimum capital requirements prescribed from time to time by Rule 15c3-1 under the Exchange Act and such failure continues uncured for ten (10) days after the Distributor obtains knowledge thereof; or

(j) the SEC shall have modified or terminated Rule 12b-1 of the Investment Company Act or the NASD shall have modified or terminated the Conduct Rules in a manner which could reasonably be expected to give rise to a Material Adverse Effect; or

(k) the Distributor shall cease to be registered as a broker/dealer under the Exchange Act and with the NASD or the NASD suspends the Distributor's membership or registration; or

(l) any Company or any Transfer Agent shall, without the written consent of the Program Agent, fail to withhold from redemption proceeds paid to any holder of a Share any CDSC required to be withheld and remit such funds strictly in accordance with any Irrevocable Payment Instruction, or shall be prevented by any Authority or by any Applicable Law from doing so or any Company or any Transfer Agent shall so assert in writing; or

(m) any Fund or any Company shall be required by any Authority or any Applicable Law to cease or suspend the sale of Shares of any Fund under circumstances that could reasonably be expected to result in a Material Adverse Effect; or

(n) any Company in respect of itself or any Fund shall propose or effect a merger, consolidation or other combination with another Person or any Liquidation Plan other than a Permitted Merger; or

(o) the applicable Advisor shall cease to act as the investment advisor of any Fund under the applicable Advisory Agreement;

then in respect of any occurrence of any such event, the Program Agent may in respect of each such occurrence, by notice to the Seller declare the Termination Date to have occurred (in which case the Termination Date shall be deemed to have occurred); PROVIDED, that, upon the occurrence of any event (without any requirement for the giving of notice) described in subsection (e) or (h) of this
Section 6.01, the Termination Date shall be deemed to have automatically occurred.

Article VII

                               PARENT'S UNDERTAKINGS

SECTION 7.01.     UNDERTAKINGS; PAYMENT OF DAMAGES.
                  --------------------------------

            The Parent hereby irrevocably and unconditionally agrees and guarantees for the benefit of the Purchaser, the Program Agent and each Indemnified Party to cause the Seller, the Transferor, the Shareholder Servicer, the Distributor (as Distributor, Principal Shareholder Servicer and Servicer) and each other Federated Entity to perform and punctually and completely carry out each and every agreement, covenant and undertaking of the Seller, the Transferor, the Shareholder Servicer, the Distributor (as Distributor, Principal Shareholder Servicer and Servicer) and each other Federated Entity under this Agreement and each other Program Document in accordance with the terms hereof and thereof, notwithstanding that the Seller, the Transferor, the Shareholder Servicer, the Distributor (as Distributor, Principal Shareholder Servicer or Servicer), or any other Federated Entity fails to fully perform any such agreements, covenants and undertakings for any reason, including liquidation, insolvency, dissolution, receivership, bankruptcy, assignment for the benefit of creditors, reorganization, composition, adjustment, legal limitations, court order, disability, incapacity, invalidity, unenforceability, defense, offset or counterclaim.

SECTION 7.02.     AGREEMENT NOT AFFECTED.
                  ----------------------

            The Purchaser and the Program Agent may proceed to exercise any right or remedy which it might have pursuant to this Article VII or Applicable Law without regard to any actions or omissions of the Purchaser, the Program Agent or any other Person. The validity of this Article VII shall not be affected by any action or inaction which may be taken under or in respect of any Program Document. The Purchaser and the Program Agent at its option may proceed in the first instance against the Parent to obtain a remedy under any Program Document in the amount and in the manner set forth in such Program Document, without being obliged to resort first to any claim or action against the Seller, the Transferor, the Shareholder Servicer, the Distributor (as Distributor, Principal Shareholder Servicer or Servicer) or any other Federated Entity.

SECTION 7.03.     WAIVER OF NOTICE; NO OFFSET; NO SUBROGATION.
                  -------------------------------------------

            The Parent hereby waives any and all notices or demands to which it may otherwise be entitled in connection with the pursuit of any remedy under any Program Documents and to the extent permitted under Applicable Law; PROVIDED, that this sentence shall not constitute a waiver on behalf of the Seller, the Transferor, the Shareholder Servicer, the Distributor or any other Federated Entity of any notice or demand to which the Seller, the Transferor, the Shareholder Servicer, the Distributor or any other Federated Entity is entitled under the Program Documents. The obligations of the Parent under this Article VII shall not be subject to any defense, counterclaim or right of offset which the Parent, the Seller, the Transferor, the Shareholder Servicer, the Distributor (as Distributor, Principal Shareholder Servicer or Servicer), or any other Person has or may have against the Purchaser, the Program Agent, any Indemnified Party or any other Person, whether in respect of this Agreement, any other Program Document, any Purchased Receivable or any Ancillary Rights with respect thereto or otherwise, but nothing herein shall limit the right of the Parent to pursue any claim in a separate action.

Article VIII

                                 THE PROGRAM AGENT

SECTION 8.01.     AUTHORIZATION AND ACTION.
                  ------------------------

            The Purchaser hereby irrevocably appoints and authorizes the Program Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Servicing Agreement and the other Program Documents to which the Program Agent is a party as are delegated to the Program Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement or the other Program Documents, the Program Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Purchaser; PROVIDED, HOWEVER, that the Program Agent shall not be required to take any action which exposes the Program Agent to personal liability or which is contrary to this Agreement, the other Program Documents or Applicable Law.

SECTION 8.02.     PROGRAM AGENT'S RELIANCE, ETC.
                  --------------------------------

            Neither the Program Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any of the other Program Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Program Agent: (i) may consult with legal counsel (including counsel for any Federated Entity), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to the Purchaser and shall not be responsible to the Purchaser for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or the other Program Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Program Documents on the part of any Federated Entity or any Company or Fund or to inspect the property (including the books and records) of any Federated Entity or any Company or Fund; (iv) shall not be responsible to the Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Program Documents or any other instrument or document furnished pursuant hereto or thereto; and
(v) shall incur no liability under or in respect of this Agreement or any other Program Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 8.03.     INDEMNIFICATION.
                  ---------------

            The Purchaser agrees to indemnify the Program Agent (to the extent not reimbursed by or on behalf of any Federated Entity) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Program Agent in any way relating to or arising out of this Agreement or any other Program Document or any action taken or omitted by the Program Agent under this Agreement or any other Program Document; PROVIDED, THAT, the Purchaser shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Program Agent. Without limitation of the foregoing, the Purchaser agrees to reimburse the Program Agent promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Program Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) or legal advice in respect of rights or responsibilities under this Agreement or the other Program Documents, to the extent that the Program Agent is not reimbursed for such expenses by or on behalf of any Federated Entity.

Article IX

                                   MISCELLANEOUS

SECTION 9.01.     NO WAIVER; RIGHTS AND REMEDIES; MODIFICATIONS IN WRITING.
                  --------------------------------------------------------

            No failure or delay on the part of the Program Agent or the Purchaser exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under any other Program Document. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Program Agent and the Purchaser, at law or in equity. Without limiting the generality of the foregoing, each of the Seller, the Transferor, the Distributor and the Parent acknowledges and agrees that it will be impossible to measure in money the damage to the Program Agent, the Purchaser or any other Indemnified Party in the event of a breach of any of the covenants set forth in Article V hereof, and that, in the event of any such breach, the Program Agent, the Purchaser and the other Indemnified Parties may not have an adequate remedy at Law, and each of the Seller, the Distributor and the Parent agrees that it shall not argue, and hereby waives any defense, that there is an adequate remedy available at Law. No amendment, modification, supplement, termination or waiver of this Agreement shall be effective unless the same shall be in writing and signed by the parties to this Agreement. Any waiver of any provision of this Agreement and any consent to any departure by any party to this Agreement from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any party to this Agreement in any case shall entitle a Federated Entity to any other or further notice or demand in similar or other circumstances.

SECTION 9.02.     PAYMENT.
                  -------

            Unless otherwise provided herein, whenever any payment to be made hereunder shall be due on a non-Business Day, such payment shall be made on the next succeeding Business Day. All amounts owing and payable to the Purchaser, the Program Agent or any other Indemnified Party under this Agreement shall be paid in immediately available funds without counterclaim, setoff, deduction, defense, abatement, suspension or deferment. All amounts payable to the Purchaser, the Program Agent or any other Indemnified Party pursuant to Article VII, Section 9.04 and Section 9.05 shall be paid to the Purchaser's Remittance Account. Each of the Seller, the Distributor and the Parent hereby agrees to pay interest on any amounts payable by it under this Agreement, which shall not be paid in full when due, for the period commencing on the due date thereof until, but not including, the date the same is paid in full at the Post-Default Rate. For purposes of calculating interest at the Post-Default Rate, any amount received by or on behalf of the Purchaser, the Program Agent or any other Indemnified Party after 3:00 p.m. (New York City time) shall be deemed to have been received on the next succeeding Business Day. SECTION 9.03. NOTICES, ETC.

(a) Except where telephonic instructions are expressly authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, or by prepaid telegram (with messenger delivery specified in the case of a telegram), or by telecopier, or by prepaid courier service. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 9.03, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) indicated below:

If to the Purchaser:        Citibank, N.A.
                            c/o Citicorp North America, Inc.
                            399 Park Avenue, 6th Floor, Zone 14
                            New York, New York  10043
                            Attention:  Mr. Joseph Diamente, B Share Servicing
                            Telephone No.: (212) 559-1720
                            Facsimile No.: (212) 793-5233

If to the Program

  Agent:                    Citicorp North America, Inc.
                            U.S. Securitization
                            399 Park Avenue, 6th Floor, Zone 14
                            New York, New York  10043
                            Attention: Mr. Joseph Diamente, B Share Servicing Telephone No.: (212) 559-1720
                            Facsimile No.: (212) 793-5233

If to the Seller, the
  Transferor, the

  Distributor or the Parent:  Federated Investors, Inc.
                            Federated Investors Tower
                            1001 Liberty Avenue
                            Pittsburgh, Pennsylvania  15222-3779
                            Attention:  Mr. Raymond J. Hanley
                            Telephone No.:  (412) 288-1920
                            Facsimile No.:  (412) 288-7046

With a copy to:

                            Kirkpatrick & Lockhart, LLP
                            Henry W. Oliver Building
                            535 Smithfield Street
                            Pittsburgh, Pennsylvania  15222
                            Attention:  Michael C. McLean, Esq.
                            Telephone No.:  (412) 355-6500
                            Facsimile No.:  (412) 355-6501

(b) All notices, demands, consents, requests and other communications to be sent or delivered hereunder shall be deemed to be given or become effective for all purposes of this Agreement as follows: (a) when delivered in person, when given;
(b) when sent by mail, when received by the Person to whom it is given, unless it is mailed by registered, certified or express mail, in which case it shall be deemed given or effective on the earlier of the date of receipt or refusal; and
(c) when sent by telegram, telecopy or other form of rapid transmission, when receipt of such transmission is acknowledged.

SECTION 9.04.     COSTS AND EXPENSES; INDEMNIFICATION.
                  -----------------------------------

(a) Regardless of whether or not any of the transactions contemplated hereby are actually consummated, the Parent agrees to pay promptly on demand to the other parties hereto (other than any other Federated Entity) (i) all reasonable costs and expenses in connection with the preparation, review, negotiation, reproduction, execution, delivery, administration and any modification, amendment and waiver of this Agreement and the other Program Documents, (ii) all costs and expenses incurred in connection with the enforcement of, or preservation of, any rights under this Agreement and the other Program Documents, (iii) all actuarial fees, UCC filing fees and periodic auditing expenses in connection with the transactions contemplated by this Agreement and the other Program Documents, and (iv) all reasonable fees and disbursements of counsel in connection with the foregoing; PROVIDED, HOWEVER, that if the transactions contemplated hereby are not actually consummated, the Parent's obligations under this Section 9.04(a) shall be subject to the terms of that certain letter from the Purchaser to the Distributor dated October 6, 2000 (the "Mandate Letter"); PROVIDED, FURTHER, that the fees of counsel to the Purchaser and the Program Agent incurred prior to the initial Purchase Date hereunder shall be subject to the limitation set forth in the Mandate Letter.

(b) INDEMNIFICATION. The Parent agrees to indemnify and hold harmless the Purchaser, the Program Agent, the Collection Agent, the Master Servicer, the Master Trusts, the Transferees and each of their respective successors and assigns, Affiliates and the respective officers, directors, employees, trustees, agents, advisors, and any Person controlling any of the foregoing (each, an "Indemnified Party") from and against any and all damages, losses, liabilities, expenses, obligations, penalties, actions, suits, judgments and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel) (collectively, the "Liabilities") that are incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (and regardless of whether or not any such transactions are consummated) any of the transactions contemplated by the Program Documents, including without limitation, any one or more of the following:

(i) any failure or alleged (by Persons other than the Indemnified Party) failure by any Federated Entity to perform any of its obligations, covenants, or agreements contained in any Program Document to which it is a party promptly and fully;

(ii) any representation or warranty made or deemed made by any Federated Entity contained in any Program Document or in any certificate, written statement or report delivered by or on behalf of any such Person in connection therewith is, or is alleged (by Persons other than the Indemnified Party) to have been, false or misleading in any respect when made;

(iii) any failure by any Federated Entity to comply promptly and fully with any Applicable Law or any contractual obligation binding upon it;

(iv) any proceeding by or against any Federated Entity seeking to adjudicate such Person, bankrupt or insolvent, or seeking liquidation, winding up, administration, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or the debts of such Person under any law relating to bankruptcy, insolvency, liquidation, administrative, reorganization or relief of debtors or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, administrator, liquidator, or other similar official for such Person or for a substantial part of such Person's property;

(v) preparation for a defense of, any investigation, litigation or proceeding arising out of, any of the transactions, events or circumstances described above;

(vi) failure of any Sub-transfer Agent to remit CDSCs in respect of the Omnibus Shares to the Transfer Agent or the failure of any Company or any Transfer Agent to comply with any Irrevocable Payment Instruction, except, in respect of any Company and the Transfer Agents, to the extent that such failure results from such Company or such Transfer Agent being prevented by court order from making such payment as a result of a bankruptcy, insolvency or similar proceeding against such Company;

(vii) any commingling of Collections on deposit in the Collection Account or the Demand Deposit Account with funds of any other Person (including without limitation, with funds of any Other Purchaser), including without limitation in conjunction with any bankruptcy or insolvency proceeding by or against any Other Purchaser or the Other Agent which affects the Purchaser's timely receipt of any Collections; or

(viii)the adoption of any Company or any Fund of a Liquidation Plan other than in connection with any insolvency or similar proceeding against such Company or Fund;

PROVIDED, HOWEVER, that the Parent shall not be required to indemnify any Indemnified Party in respect of any Liability to the extent such Liability (A) is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from such Indemnified Party's gross negligence or willful misconduct, (B) arises out of the Purchased Receivables proving to be uncollectible (including uncollectibility resulting from declines in the NAV of a Fund or as a result of a Complete Termination (as defined in the Distribution Agreement and Principal Shareholder Servicer's Agreement relating to any Fund)), except to the extent that such uncollectibility is attributable to what would not have occurred but for any one or more of the events described in clauses (i) through (viii) above, or (C) arises out of a subsequent sale or assignment of any Purchased Receivables by any Purchaser and is not attributable to, or would not have accrued but for, one or more of the events or circumstances described in clauses (i) through (viii) above.

(c) Unless the Parent shall have assumed responsibility for contesting a Liability as provided in the next sentence, the Program Agent and the Purchaser may, but shall have no obligation to, contest, settle or compromise such Liability. The Parent may pursue, at its sole cost and expense, such lawful rights as are available at law to contest any Liability asserted against the Purchaser or the Program Agent provided: (i) the Parent has assumed responsibility for such contest and conceded in writing its responsibility to indemnify the Program Agent and the applicable Indemnified Parties, in accordance with this Section, for the full amount of such Liability; (ii) such contest is conducted in a manner which does not result in a Lien on any Receivables and, if the manner of contest does not defer the obligation to pay the Liability, the Parent shall pay such Liability when due, subject to the right to recover such Liability if the contest is successful, (iii) the Parent shall have provided to the Program Agent such undertakings as the Program Agent shall request, in form and substance satisfactory to the Program Agent whereby the Parent agrees to hold the Program Agent and the applicable Indemnified Parties harmless from any and all liabilities, costs and expenses which may arise as a consequence of such contest; (iv) the Parent shall have furnished the Program Agent with an opinion, in form and scope reasonably satisfactory to the Program Agent that there is a meritorious basis for such contest; (v) the contest of such Liability may be conducted in a manner which does not affect the liability of the applicable Indemnified Parties, for any liability not indemnified by the Parent; (vi) the contest of such Liability can be separated from any contest of any other liability in respect of which the Parent has not indemnified the applicable Indemnified Parties, without prejudicing the Indemnified Party's ability to deal with or otherwise contest such other liability; and (vii) the Program Agent and the applicable Indemnified Parties have not waived their right to indemnification by the Parent in respect of such Liability. The Parent shall keep the Program Agent fully advised on a current basis concerning any such contest, and, without limiting the foregoing: (x) the Parent shall give the Program Agent reasonable notice of and a reasonable opportunity to be present in person or by counsel at any proceeding in connection therewith; (y) the Parent shall give the Program Agent notice of any proposed filings or papers to be served or filed by the Parent in connection with any such proceedings and a reasonable opportunity to comment upon them; and
(z) the Parent shall promptly supply the Program Agent with copies of any filings or papers served upon the Parent in connection with such proceedings; it being understood that the applicable Indemnified Parties shall bear their own costs incurred in connection with any participation by such Indemnified Parties or their respective counsel in the contest as contemplated by this sentence.

(d) Without prejudice to the survival of any other agreement of the Parent hereunder, the agreement and obligations of the Parent contained in this Section
9.04 and of the Parent in Article VII shall survive the termination of this Agreement.

SECTION 9.05.     TAXES.
                  -----

(a) Any and all payments by any Federated Entity, any Transfer Agent, any Sub-transfer Agent, any Company or any Fund under this Agreement, any Irrevocable Payment Instruction or any other Program Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, taxes imposed on the recipient's income, and franchise taxes imposed on the recipient, by (i) the United States federal government, (ii) the jurisdiction under the laws of which the recipient is organized or any political subdivision thereof, (iii) the jurisdiction in which is located the principal executive office of the recipient or any political subdivision thereof or (iv) any other jurisdiction which asserts the authority to impose such tax on the basis of contacts the recipient maintains with such jurisdiction other than the contacts arising out of the transactions contemplated hereby (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Federated Entity, any Transfer Agent, any Sub-transfer Agent, any Company or any Fund shall be required by Applicable Law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Program Document, (i) the sum payable hereunder or thereunder shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 9.05) the recipient receives an amount equal to the sum it would have received had no such deductions been made,
(ii) such Federated Entity, Transfer Agent, Sub-transfer Agent, Company or Fund shall make such deductions, and (iii) such Federated Entity, Transfer Agent, Sub-transfer Agent, Company or Fund shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

(b) In addition, the Parent agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any transfer of Receivables in connection with the Program Documents or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Program Document (hereinafter referred to as "Other Taxes").

(c) The Parent will indemnify the Program Agent and the Purchaser for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 9.05) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted, so long as there is a reasonable basis for the assertion of such Taxes or Other Taxes. This indemnification shall be made within thirty (30) days from the date the Program Agent or the Purchaser makes written demand therefor to the Parent. The Purchaser and the Program Agent shall endeavor to avoid or reduce any Taxes or Other Taxes subject to the foregoing indemnity; PROVIDED that they shall not be required to take any action which, in their sole judgment, may subject them to any adverse effect.

(d) Within thirty (30) days after the date of any payment of Taxes, the Parent will furnish to the Purchaser and the Program Agent the original or a certified copy of a receipt evidencing payment thereof.

(e) In the event the Parent shall pay a Tax or Other Tax pursuant to this
Section 9.05 and all or a portion of such Tax or Other Tax previously paid by the Parent is later refunded by the applicable taxing Authority the recipient of such refund shall pay to the Parent, the portion of such refund which relates to the amount previously paid by the Parent.

(f) Unless the Parent shall have assumed responsibility for contesting a Tax or Other Tax described in paragraph (c) of this Section 9.05 as provided in the next sentence, the Program Agent and the Purchaser may, but shall have no obligation to, contest, settle or compromise such Tax or Other Tax. The Parent may pursue, at its sole cost and expense, such lawful rights as are available at law to contest any Tax or Other Tax asserted against the Purchaser or the Program Agent provided: (i) the Parent has assumed responsibility for such contest and conceded in writing its responsibility to indemnify the Purchaser or the Program Agent, as the case may be, in accordance with this Section, for the full amount of such Tax or Other Tax; (ii) such contest is conducted in a manner which does not result in a Lien on the Receivables and, if the manner of contest does not defer the obligation to pay the Tax or Other Tax, the Parent shall pay such Tax or Other Tax when due, subject to the right to recover such Tax or Other Tax if the contest is successful, (iii) to the extent not covered by
Section 9.04(b), the Parent shall have provided to the Purchaser or the Program Agent, as the case may be, such undertaking as such Purchaser or the Program Agent, as the case may be, shall request, in form and substance satisfactory to the Purchaser, or the Program Agent, as the case may be, whereby the Parent agrees to hold the Purchaser or the Program Agent, as the case may be, harmless from any and all liabilities, costs and expenses which may arise as a consequence of such contest; (iv) the Parent shall have furnished the Purchaser or the Program Agent, as the case may be, with an opinion in form and scope reasonably satisfactory to the Purchaser or the Program Agent, as the case may be, of counsel reasonably satisfactory to the Purchaser or the Program Agent, as the case may be, that there is a meritorious basis for such contest; (v) the contest of such Tax or Other Tax may be conducted in a manner which does not affect the liability of the Purchaser or the Program Agent, as the case may be, for any tax not indemnified by the Parent; (vi) the contest of such Tax or Other Tax can be separated from any contest of any other tax in respect of which the Parent has not indemnified the Purchaser or the Program Agent, as the case may be, without prejudicing the Purchaser's or the Program Agent's, as the case may be, ability to deal with or otherwise contest such other liability; and (vii) the Purchaser or the Program Agent, as the case may be, has not waived its right to indemnification by the Parent in respect of such Tax or Other Tax. The Parent shall keep the Purchaser or the Program Agent, as the case may be, fully advised on a current basis concerning any such contest, and, without limiting the foregoing: (a) the Parent shall give the Purchaser or the Program Agent, as the case may be, reasonable notice of and a reasonable opportunity to be present in person or by counsel at any proceeding in connection therewith; (b) the Parent shall give the Purchaser or the Program Agent, as the case may be, notice of any proposed filings or papers to be served or filed by the Parent in connection with any such proceedings and a reasonable opportunity to comment upon them; and
(c) the Parent shall promptly supply the Purchaser or the Program Agent, as the case may be, with copies of any filings or papers served upon the Parent in connection with such proceedings; it being understood that the Purchaser or the Program Agent, as the case may be, shall bear its own costs incurred in connection with any participation by the Purchaser or the Program Agent, as the case may be, or its counsel in the contest as contemplated by this sentence.

(g) Without prejudice to the survival of any other agreement of the Parent hereunder, the agreements and obligations of the Parent contained in this
Section 9.05 shall survive the termination of this Agreement.

            Without prejudice to the survival of any other agreement of the Seller hereunder, the agreement and obligations of the Seller contained in this
Section 9.05 shall survive the termination of this Agreement.

SECTION 9.06.     EXECUTION IN COUNTERPARTS.
                  -------------------------

            This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

SECTION 9.07.     BINDING EFFECT; ASSIGNMENT.
                  --------------------------

            This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. No Federated Entity shall assign its rights or obligations hereunder or in connection herewith or any interest herein or in any other Program Document (including without limitation the Distribution Agreements and Principal Shareholder Servicer's Agreement) (voluntarily, or by operation of law or otherwise) without the Program Agent's and the Purchaser's prior written consent (which consent shall not be unreasonably withheld), PROVIDED, HOWEVER, that its obligations hereunder may be assigned in connection with any transfer permitted by Section 5.02(i). This Agreement and the Program Agent's and the Purchaser's rights herein (including without limitation in respect of the Purchased Receivables and the Ancillary Rights with respect thereto) shall be assignable, in whole or in part, by the Purchaser and the Program Agent and their respective successors and assigns. The Purchaser shall not assign its obligations under Sections 2.01 and
2.02 of this Agreement without the prior written consent of the Seller (which consent shall not be unreasonably withheld or delayed). Each of the Seller, the Transferor, the Distributor and the Parent hereby consents to the Purchaser and the Program Agent entering into the Take-out Transactions; PROVIDED, HOWEVER, that in connection with any proposed Take-out Transaction, prior to distributing to potential offerees any offering materials which contain information concerning the Seller or any of its Affiliates, the Purchaser shall give the Seller a reasonable opportunity to review and comment upon such information for the purpose of preventing the inclusion of Proprietary Information in such offering materials. The Seller agrees to relay the good faith comments, if any, of the Seller or any of its Affiliates as soon as practical after receipt of such information (but in any event within five (5) Business Days of such receipt). Unless the Program Agent reasonably determines that disclosure is required in order to comply with Law applicable to such Take-out Transaction, the Purchaser shall not make any disclosure of Proprietary Information, the release of which would have a material adverse consequence to the Seller or any of its Affiliates.

SECTION 9.08.     GOVERNING LAW.
                  -------------

            THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

SECTION 9.09.     SEVERABILITY OF PROVISIONS.
                  --------------------------

            Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 9.10.     CONFIDENTIALITY.
                  ---------------

(a) Each of the Seller, the Distributor and the Parent agrees that it shall and shall cause each of its respective Affiliates (i) to keep this Agreement, the Servicing Agreement, the Collection Agency Agreement, the Funding Agreement, the Purchase Rate Letter, the Investor Reports, the Monthly Collection Determination Date Statements, the proposal relating to the structure of the facility contemplated by this Agreement (the "Facility"), any analyses, computer models, information or document prepared by the Program Agent, the Purchaser or any of their respective Affiliates in connection with the Facility, the Program Agent's, the Purchaser's and their respective Affiliate's written reports to the Seller, the Distributor, the Parent, any Company, any Fund or any of their respective Affiliates and any related written information (collectively, the "Product Information") confidential and to disclose Product Information (i) only to its officers, employees, agents, accountants, legal counsel and other representatives and the Board of Trustees of the Funds (collectively, the "Federated Representatives") in connection with the negotiation, completion, approval and administration of the Facility; (ii) to use the Product Information only in connection with the Facility and not for any other purpose; and (iii) to cause the Federated Representatives to comply with the provisions of this
Section 9.10(a); PROVIDED, HOWEVER, that Product Information may be disclosed by the Seller, the Distributor or the Parent to the extent required by the Applicable Law or by any Authority, it being understood that any such disclosure or filing shall not relieve the Seller, the Distributor or the Parent of any of its obligations under this Section 9.10(a). Each of the Seller, the Distributor and the Parent agree that if any Product Information is required by Applicable Law to be included by it in any filing with the SEC or any other Authority it shall, in consultation with the Program Agent, use its reasonable best efforts to "black-out" all information which is not necessary under Applicable Law to be included in such filing which the Program Agent deems is of a sensitive nature and in no event shall the Purchase Price be disclosed in any such filing.

            (b) Unless otherwise required by Applicable Law or by any Authority, the Purchaser and the Program Agent agree to maintain the confidentiality of the Proprietary Information; PROVIDED, THAT, such Proprietary Information may be disclosed to: (i) assignees, participants and potential assignees and participants of the Purchaser, the Program Agent and the Master Trusts; (ii) third parties to the extent such disclosure is consented to in writing by all parties to this Agreement (which consent shall not be unreasonably withheld) and such disclosure is made pursuant to a written confidentiality agreement in form and substance substantially identical to this Section 9.10(b); (iii) the officers, partners, directors, employees, legal counsel and auditors of the Purchaser, the Program Agent and the Master Trusts; (iv) any rating agency and as the Program Agent or the Purchaser otherwise may deem necessary or appropriate in connection with any Take-out Transaction. As used herein the term "Proprietary Information" means information provided to the Purchaser and the Program Agent pursuant to this Agreement or the Servicing Agreement regarding the Seller, the Distributor, the Parent or their respective Affiliate's strategic plans, operations, financial condition, history, business or marketing, but only to the extent such information has not become generally known or available to the public.

SECTION 9.11.     INTENT OF AGREEMENT.
                  -------------------

            It is the intention of this Agreement that each purchase of Receivables hereunder shall convey to the Purchaser an undivided 100% ownership interest in such Receivables and the Ancillary Rights and Collections in respect thereto on the Purchase Date therefor and that such transactions shall constitute a True Sale and not a secured loan. If, notwithstanding such intention, any conveyance of Receivables from the Seller to the Purchaser shall ever be recharacterized as a secured loan and not a sale, it is the intention of this Agreement that this Agreement shall constitute a security agreement under Applicable Law, and that the Seller shall be deemed to have granted to the Purchaser a duly perfected first priority security interest in all of the Seller's right, title and interest in, to and under the Purchased Receivables (together with the Proceeds in respect thereof) free and clear of any Adverse Claim in order to secure payment and performance of the obligations of the Federated Entities under the Program Documents.

SECTION 9.12.     LIABILITIES TO ANY FUND OR ANY COMPANY.
                  --------------------------------------

            No obligation or liability to any Fund, any Company, to any shareholder of any Fund or to any Person contracting with any Fund or any Company is intended to be assumed by the Program Agent, the Purchaser or any Indemnified Party under or as a result of this Agreement or the other Program Documents and the transactions contemplated hereby and thereby and, to the maximum extent permitted under provisions of Law, the Program Agent and the Purchaser expressly disclaim any such assumption.

SECTION 9.13.     ENTIRE AGREEMENT.
                  ----------------

            The Program Documents taken as a whole incorporate the entire agreement between the parties thereto concerning the subject matter thereof. The Program Documents supersede any prior agreements among the parties relating to the subject matter thereof.

SECTION 9.14.     ASSIGNEE RIGHTS; TAKE-OUT TRANSACTIONS; ETC.
                  ----------------------------------------------

(a) Each of the Seller, the Transferor, the Distributor and the Parent acknowledges and agrees that any Person which purchases or otherwise acquires any interest in any Purchased Receivables (or the right to receive any Collections with respect thereto in a Take-out Transaction) (each such Person, a "Transferee"), (and in the case of indemnitees, their respective Affiliates and their officers, directors, employees and agents) shall each, to the extent of such Transferee's interest, be a beneficiary of the representations, warranties, indemnities, covenants, agreements and undertakings of the Seller, the Transferor, the Distributor and the Parent under this Agreement and the other Program Documents; PROVIDED, HOWEVER, that such rights of the Transferees in a Take-out Transaction may be enforced on behalf of such Transferees only by the Master Servicer for the related Master Trust. Each of the Seller, the Transferor, the Distributor and the Parent shall execute and deliver such instruments and documents and shall take all such actions as the Program Agent, the Purchaser or any Master Trust shall reasonably deem necessary in order to confer upon any such Transferee the rights and privileges in and to the Purchased Receivables and the Ancillary Rights and Collections with respect thereto to which such Transferee has an interest and under the Program Documents to the extent of such transfer and assignment. Notwithstanding anything in this
Section 9.14 to the contrary, no Transferee shall be deemed to have assumed any of the obligations or liabilities of the Seller, the Transferor, the Distributor or the Parent under this Agreement or any other Program Document.

(b) Subject to the other requirements set forth in Section 9.07, the Program Agent agrees that any written offering memorandum or circular used in connection with any Take-out Transaction involving Purchased Receivables which contains information concerning the Seller, the Transferor, the Distributor or the Parent shall (i) incorporate language substantially in the form of Schedule V hereto, and (ii) provide that the securities which are the subject of such Take-out Transaction will be offered only to institutional accredited investors (as defined in Rule 501(a) under the Securities Act), to a qualified institutional buyer within the meaning of Rule 144A under the Securities Act and/or to any Person in a transaction exempt from registration under the Securities Act.

SECTION 9.15.     SURVIVAL.
                  --------

            Each of the representations, warranties, covenants, indemnities and other agreements of the parties contained or reaffirmed in this Agreement: (i) shall survive the execution and delivery of this Agreement and the purchase of and payment for the Purchased Receivables relating to each Fund and (ii) shall remain and continue in full force and effect without regard to any waiver, modification, extension, renewal, consolidation, amendment or restatement of any term or provision.

SECTION 9.16.     CONTINUING OBLIGATIONS.
                  ----------------------

            Notwithstanding any other provision of this Agreement or the other Program Documents, to the extent that any obligation of the Federated Entities under, pursuant to and in connection with the Purchased Receivables remains unperformed or executory, the Federated Entities shall be obligated to perform such obligation to the same extent as if the purchase and sale contemplated hereby had not taken place, and the Purchaser and the Program Agent shall not be required or obligated in any manner to perform or fulfill any of the obligations of the Federated Entities under, pursuant to or in connection with any Purchased Receivables.

SECTION 9.17.     UNDERTAKINGS OF THE PARTIES.
                  ---------------------------

            Each of the Program Agent and the Purchaser agree that if the Distributor is replaced as principal distributor for any Fund, any Advisor is replaced as investment advisor for any Fund or the investment advisor for any proposed Additional Fund is not an Advisor hereunder, they shall at the request of the Seller consider in good faith entering into mutually satisfactory amendments to the Program Documents so as to permit Receivables to continue to be purchased hereunder.

            It being understood that the Purchaser and the Program Agent shall not be obligated to consent to any such amendment and that the decision to consent to any such amendment will be subject to their due diligence review of any such successor or additional party.

SECTION 9.18.     LIMITED LIABILITY.
                  -----------------

            None of the Federated Entities (other than the Parent), nor any shareholder, officers or agents of any thereof, shall be liable hereunder or under the other Program Documents for the obligations of the Seller, and, subject to Article VII hereof with respect to the Parent, the other parties hereto and thereto shall look solely to the assets of the Seller for the payment of any claim hereunder or thereunder for the performance of the obligations of the Seller, except to the extent expressly set forth herein or in any other Program Document.

SECTION 9.19.     NO PROCEEDINGS.
                  --------------

            Each party hereto agrees that it will not institute against the Seller, or join any other Person in instituting against Seller, any insolvency proceeding of the type described in Section 6.01(e) so long as there shall not have elapsed one (1) year and one (1) day since any Share relating to a Purchased Receivable shall be outstanding. The foregoing shall not limit the right of any party hereto to file any claim in or otherwise take any action in any insolvency proceeding that was instituted against Seller by any other Person.

SECTION 1.01.
            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              CITIBANK, N.A.,
                                  as Purchaser

                              By:_/S/ MANUEL MARTINEZ____________________
                                  -------------------
                              Name: Manuel Martinez

                              Title: Vice President

                              CITICORP NORTH AMERICA, INC.,
                                as Program Agent

                              By:_/S/ MANUEL MARTINEZ_____________________
                                  -------------------
                              Name: Manuel Martinez

                              Title: Vice President

                              FEDERATED INVESTORS MANAGEMENT COMPANY,
                                  as Transferor

                              By:_/S/ DENIS MCAULEY III___________________
                                  ---------------------
                              Name: Denis McAuley III
                              Title: Senior Vice President

                              FEDERATED SECURITIES CORP.,
                            as Distributor, Principal Shareholder Servicer and
                                    Servicer

                              By:_/S/ RAYMOND J. HANLEY___________________
                                  ---------------------
                              Name: Raymond J. Hanley
                              Title: Vice President

                              FEDERATED FUNDING 1997-1, INC.,
                                    as Seller

                              By:_/S/ DENIS MCAULEY III____________________
                                  ---------------------
                              Name: Denis McAuley III
                              Title: Vice President

                              FEDERATED INVESTORS, INC.,
                                    as Parent

                              By:_/S/ J. CHRISTOPHER DONAHUE________________
                                  --------------------------
                              Name: J. Christopher Donahue
                                Title: President



                                       22

                                   APPENDIX A
                                       TO

                                PURCHASE AND SALE
                                    AGREEMENT

                                DEFINITIONS LIST

            The following terms have the respective meanings set forth below for all purposes of the Purchase Agreement, the Servicing Agreement, the Collection Agency Agreement, the Funding Agreement and the exhibits and schedules thereto and the definitions of such terms are equally applicable both to the singular and plural forms of such terms.

            "ACTIVITY REPORT" shall have the meaning assigned to such term in
Section 3.01(a) of the Servicing Agreement.

            "ACTUAL KNOWLEDGE" means, (i) as it applies to any natural Person, actual knowledge of such Person, (ii) as it applies to any Person which is a corporate entity or business trust, the actual knowledge of a Responsible Officer of such Person, and (iii) as it applies to any Person which is a trust entity, the actual knowledge of such trustee determined with reference to both clauses (i) and (ii) of this definition.

            "ADDENDUM" means the addendum substantially in the form of Exhibit H to the Purchase Agreement, executed by the Seller, the Distributor, the Parent, the Purchaser and the Program Agent.

            "ADDITION EFFECTIVE DATE" shall have the meaning assigned to such term in Section 2.03 to the Purchase Agreement.

            "ADDITIONAL FUND" means any additional Portfolio of an existing Company or of an Investment Company which does not currently constitute a "Company":

(i) which shall have in full force and effect a distribution plan, investment advisory agreement, distribution agreement, principal shareholder servicer's agreement and shareholder servicer's agreement, the terms of which are either substantially identical to the Distribution Plans, Advisory Agreements, Distribution Agreements, Principal Shareholder Servicer's Agreements and Shareholder Servicer's Agreements in effect on the date of the Purchase Agreement or are in form, scope and substance reasonably satisfactory to the Program Agent;

(ii) with respect to which the Distributor shall act as the principal distributor and principal shareholder servicer, the Shareholder Servicer shall act as shareholder servicer and an Advisor shall act as investment adviser;

(iii) the fundamental investment objectives of which shall be in compliance with all Applicable Law and shall be substantially comparable to the Fundamental Investment Objectives in respect of Shares of any Fund listed on Schedule IV hereto, including without limitation in respect of the risks associated with such fundamental investment objectives, and to the extent not substantially comparable, which shall be reasonably satisfactory to the Program Agent;

(iv) with respect to which the Distributor shall be entitled to receive Asset Based Sales Charges, Shareholder Servicing Fees and CDSCs on terms which are either identical to the arrangements for the Funds in effect on the date of the Purchase Agreement or are reasonably satisfactory to the Program Agent;

(v) as to which there exists no understanding between any Federated Entity on the one hand and such Additional Fund or the board of trustees or directors thereof on the other hand, which if implemented would cause such Additional Fund to fail to meet any of the above requirements or would cause the Receivables relating to such Fund to fail to qualify as Eligible Receivables; and

(vi) the Receivables relating thereto will be conveyed to the Transferor by the Distributor under and in accordance with the Distributor's Transfer Agreement and by the Transferor to the Seller under and in accordance with the Transfer Agreement.

            "ADVERSE CLAIM" means any Lien of any Person, other than any Lien of or any Lien created by the Purchaser, the Program Agent, any Master Trust or any of their respective successors or assigns.

            "ADVISOR" means each of Passport Research, Ltd., Federated Global
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Investment Management Corp. and Federated Investment Management Company in their capacities as investment advisors and managers of the companies included in the Program, and any other Federated Entity which is a permitted successor or assignee of any of them in such capacities.

            "ADVISORY AGREEMENT" means with respect to any Fund, the investment advisory agreement between the applicable Advisor and such Fund (or if such Fund constitutes a Portfolio, the related Company in respect of such Fund) and any replacement agreement as may be adopted in the future, pursuant to which such Advisor may receive advisory or management fees relating to such Fund.

            "AFFILIATE" of a referenced Person means (a) another Person controlling, controlled by or under common control with such referenced Person,
(b) any other Person beneficially owning or controlling ten percent (10%) or more of the outstanding voting securities or rights of or the interest in the capital, distributions or profits of the referenced Person, or (c) any officer (exclusive of a "ministerial officer" with no authority to bind a Person) or director of, or partner in, the referenced Person; PROVIDED, HOWEVER, that with respect to the Seller, the Distributor, the Transferor or the Parent, the term "Affiliate" shall not include any Fund, any Company. The terms "control," "controlling," "controlled" and the like shall mean the direct or indirect possession of the power to direct or cause the direction of the management or policies of a Person or the disposition of its assets or properties, whether through ownership, by contract, arrangement or understanding, or otherwise.

            "ALLOCATION PROCEDURES" means the procedures set forth as Schedule X to the Collection Agency Agreement.

            "AMORTIZED MAXIMUM AGGREGATE SALES CHARGE ALLOWABLE" means with respect to the Receivables relating to any Shares of any Fund as of any date of determination, (i) an amount equal to the Maximum Aggregate Sales Charge Allowable payable in respect of such Receivables, minus (ii) the aggregate amounts previously paid by such Fund (or if such Fund constitutes a Portfolio, by the related Company in respect of such Fund) and the holders of such Shares relating thereto.

            "ANCILLARY RIGHTS" means all of the Seller's, the Transferor's and the Distributor's rights, remedies, title and interests in, to and under (i) the Distributor's Transfer Agreement, the Transferor's Transfer Agreement and the other Program Documents (to the extent of representations, warranties, covenants and other rights and remedies thereunder with respect to the Purchased Receivables), including the right to receive payments pursuant thereto, (ii) all UCC financing statements covering any of the foregoing, (iii) all proceeds thereof, and (iv) all other rights the Seller, the Transferor or the Distributor, as the case may be, may have in respect of the foregoing under Applicable Law, in each case as they relate to the Purchased Receivables.

            "APPLICABLE LAW" means any Law of any Authority, whether domestic or foreign, including, without limitation, all federal and state banking or securities laws, to which the Person in question is subject or by which it or any of its property is bound.

            "ASSET BASED SALES CHARGES" means the fees payable by a Fund (or if such Fund constitutes a Portfolio by the related Company in respect of such
Fund) pursuant to the related Distribution Plan and Distribution Agreement in consideration of the distribution of its Shares, excluding the Shareholder Servicing Fee.

            "AUTHORITY" means any governmental or quasi-governmental authority (including the NASD, the stock exchanges and the SEC), whether executive, legislative, judicial, administrative or other, or any combination thereof, including, without limitation, any federal, state, local government or governmental or quasi-governmental agency, arbitrator, board, body, branch, bureau, commission, corporation, court, department, instrumentality or other political unit or subdivision or other entity of any of the foregoing, whether domestic or foreign.

            "BANKRUPTCY CODE" means the United States Bankruptcy Code of 1978, as amended from time to time or any similar legislation of the United States enacted in substitution or replacement thereof.

            "BANKRUPTCY REMOTE COVENANTS" means the covenants set forth in
Schedule VI hereto.

            "BANKRUPTCY REMOTE ENTITY" means a special purpose entity formed under the laws of one of the states of the United States or the District of Columbia which is organized and operated in a manner designed to insulate it from the risk of becoming the subject of reorganization or liquidation under the Bankruptcy Code and that satisfies substantially all of the published criteria of S&P relating to special purpose, bankruptcy remote entities.

            "BASE RATE" means a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the higher of: (a) the Prime Rate; and (b) 1/2 of one percent per annum above the Federal Funds Rate.

            "BOARD OF TRUSTEES" shall mean (i) in respect of any Fund relating to a Company that constitutes a trust, the board of trustees of such Fund, and
(ii) in respect of any Fund relating to a Company that constitutes a corporation or limited liability company, the board of directors of such Fund.

            "BUSINESS DAY" means any day on which banks are not authorized or required to close in New York City or Pittsburgh, Pennsylvania.

            "CALCULATION DATE" means the last day of each calendar month.

            "CDSC" means with respect to any Fund, the contingent deferred sales charges, or other similar charges howsoever denominated, payable, either directly or by withholding from the proceeds of the redemption of the Shares of such Fund, by the shareholders of such Fund, on any redemption of Shares relating to such Fund in accordance with the Distribution Agreement and the Prospectus relating to such Fund.

            "CITIBANK" means Citibank, N.A.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

            "COLLECTION ACCOUNT" shall have the meaning assigned to the term "Program Collection Account" in Section 4.01 of the Collection Agency Agreement.

            "COLLECTION AGENCY AGREEMENT" means the Amended and Restated Federated Investors Program Funding and Collection Agency Agreement, dated as of December 21, 2000 among the Purchaser, the Program Agent, the Seller, the Transferor, the Distributor, the Collection Agent, the Other Agent and the Other Purchasers, as the same may from time to time be amended, supplemented, waived or modified.

            "COLLECTION AGENT" means Bankers Trust Company, as collection agent under the Collection Agency Agreement and as funding agent under the Funding Agreement, together with its permitted successors and assigns.

            "COLLECTIONS" means (i) all amounts paid or payable by each Fund (or in respect of each Fund which constitutes a Portfolio, by each Company in respect of each related Fund) in respect of the Purchased Receivables relating to such Fund and by each shareholder of such Fund in respect of the Purchased Receivables relating to such Fund (including all CDSCs in respect of Purchased Receivables payable by such shareholders and withheld from redemption proceeds payable to such shareholders by such Fund); (ii) all FOF Collections in respect of Purchased Receivables, and (iii) all Proceeds of the foregoing.

            "COMMISSION SHARE" means, in respect of any Fund, each Share of such Fund which is issued under circumstances which would normally give rise to an obligation of the holder of such Share to pay a CDSC upon redemption of such Share, including any Share of such Fund issued in connection with a Permitted Free Exchange, and any such Share shall not cease to be a Commission Share prior to the redemption (including a redemption in connection with a Permitted Free Exchange) or conversion even though the obligation to pay the CDSC shall have expired or conditions for waivers thereof shall exist.

            "COMPANY" means each of the Investment Companies specified on
Schedule I to the Purchase Agreement under the heading "Companies," which maintain one or more Portfolios which constitute Funds, as the same may be supplemented pursuant to Section 2.03 to the Purchase Agreement.

            "CONDUCT RULES" means the Conduct Rules of the NASD, as amended, and the rules, regulations and interpretations (including examples and explanations) of the NASD in respect thereto, as the same may from time to time be amended or modified.

            "CONTROL" shall have the meaning assigned to such term in Section 2(a)(9) of the Investment Company Act.

            "CONVERSION FEATURE" means with respect to any Share of any Fund, a mandatory or elective provision (including, without limitation, a provision which permits or requires such Share to be converted into a share of a different class) which may result in a reduction or termination of any amount owing from such Fund (or the related Company in respect of such Fund) or the shareholder in respect of the Receivables relating to such Share (or the Share obtained by virtue of the conversion of such Share) at some point in the future.

            "CORPORATE TRUST OFFICE" shall mean the principal office of Bankers Trust Company at which, at any particular time, its corporate trust business shall be administered, which office at the date of the execution of the Program Documents is located at Four Albany Street, New York, New York 10006, Attention:
Corporate Trust and Agency Group-Structured Finance or at any other time at such other address as Bankers Trust Company may designate from time to time.

            "DATE OF ORIGINAL ISSUANCE" means in respect of any Commission Share, the date with reference to which the amount of the CDSC payable on redemption thereof, if any, is computed.

            "DEBT" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, (iv) all obligations of such Person as lessee under leases or other agreements which have been or should be included in determining total liabilities in accordance with GAAP, and (v) all Secured or Guaranteed Debt.

            "DEMAND DEPOSIT ACCOUNT" shall have the meaning assigned to the term Program Demand Deposit Account in Section 4.01 of the Collection Agency Agreement.

            "DEPOSITED FUNDS" means all funds at any time and from time to time on deposit in or otherwise to the credit of the Collection Account.

            "DISTRIBUTION AGREEMENT" means with respect to any Shares of any Fund, the agreement between the Distributor and such Fund (or with respect to any Fund which constitutes a Portfolio, the related Company in respect of such
Fund) in respect of such Shares of such Fund and any replacement agreement as may be adopted in the future, pursuant to which the Distributor has been appointed the principal underwriter in respect of such Fund.

            "DISTRIBUTION PLAN" means with respect to any Shares of any Fund, the distribution plan of the related Fund (or with respect to any Fund which constitutes a Portfolio, the related Company in respect of such Fund) in respect thereto, pursuant to which such Shares of such Fund are distributed, and any replacement plan as may be adopted in the future.

            "DISTRIBUTOR" means Federated Securities Corp., together with its
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permitted successors and assigns.

            "DISTRIBUTOR'S TRANSFER AGREEMENT" means the Distributor's Transfer Agreement dated as of December 21, 2000 between the Distributor and the Transferor, as the same may be amended, supplemented, waived or modified as permitted by this Agreement.

            "DOLLARS" and "$" mean lawful money of the United States of America.

            "ELIGIBLE RECEIVABLE" means a Receivable: (a) which represents an obligation of a United States Person which is not an Authority; PROVIDED, THAT, the fact that holder of not more than ten percent (10%) of the outstanding Shares (other than Omnibus Shares) of all Funds does not meet such condition will not in itself cause such Receivables to not constitute an Eligible Receivable; (b) which constitutes an "account" or "general intangible," as such terms are defined in the UCC of all jurisdictions the laws of which are applicable for determining whether the interests created by the Program Documents are perfected; (c) which is denominated and payable in Dollars; (d) which constitutes a legal, valid and binding contractual obligation of the obligor thereof which is fully vested, not executory and is not subject to a dispute, offset, counterclaim, defense or Adverse Claim whatsoever, (e) in respect of the related Shares, each of the conditions set forth in the Principal Shareholder Servicer's Agreement and Shareholder Servicer's Agreement which are necessary so that the Principal Shareholder Servicer's entitlement to the Shareholder Servicing Fee in respect of the related Shares is deemed to be fully earned as of the issuance thereof and to render the applicable Fund's obligation to pay the Shareholder Servicing Fee in respect thereof absolute and unconditional and so that it shall not be subject to dispute, offset, counterclaim or any defense whatsoever (except in connection with a Complete Termination, as defined in the Principal Shareholder Servicer's Agreement) have been met; (f) which does not contravene any Applicable Law; (g) with respect to which the related Share does not have a Conversion Feature other than a Permitted Conversion Feature or a Redemption Feature other than a Permitted Redemption Feature; (h) which, in respect of Asset Based Sales Charges, requires the payment thereof at the Maximum Sales Charge Allowable; (i) which, in respect of CDSCs, requires the payment thereof at the rate set forth on Schedule II to the Purchase Agreement; (j) which, in respect of Shareholder Servicing Fees, requires the payment thereof at the Maximum Service Fee Allowable; and (k) which is freely transferable.

            "E-MAIL INVESTOR REPORT" shall have the meaning specified in Section 3.01(b) of the Servicing Agreement.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect on the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

            "ERISA AFFILIATE" means any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which a Person is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in section 414(m) or (o) of the Code of which such Person is a member.

            "EVENT OF TERMINATION" shall have the meaning specified in Section
6.01 to the Purchase Agreement.

            "EXCEL SPREADSHEET" shall have the meaning assigned to such term in the Collection Agency Agreement.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

            "EXCHANGE SHARE" means, in respect of any Fund, Shares of such Fund that were issued in a Permitted Free Exchange of Shares of any other Fund.

            "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Citibank from three Federal funds brokers of recognized standing selected by it.

            "FEDERATED ENTITY" means each of the Parent, the Seller, the Transferor, the Distributor (as Distributor, Principal Shareholder Servicer and Servicer), the Shareholder Servicer, each Advisor and each Transfer Agent and each Sub-transfer Agent which is an Affiliate of any thereof.

            "FOF COLLECTIONS" means in respect of any Fund, all servicing fees received by the Principal Shareholder Servicer which reduce the Shareholder Servicing Fee payable by such Fund in accordance with Section 2 of Exhibit 1 to the Principal Shareholder Servicer's Agreement.

            "FOF FUNDS" means a Fund acting as a fund-of-funds.

            "FREE REDEMPTIONS" means a redemption of Shares of any Fund (other than Reinvested Shares of such Fund) by a shareholder of such Fund under any arrangement which relieves or defers, in whole or in part, such shareholder's obligation to pay the maximum CDSC which would have been payable in the absence of such arrangement by any other shareholder of such Fund redeeming a Share of such Fund that had been held by such other shareholder for the same period the Shares of such Fund had been held by the shareholder in question, including (i) arrangements pursuant to which certain Persons are entitled to acquire Shares of such Fund under circumstances in which no CDSC will be payable by them, and (ii) arrangements pursuant to which CDSCs are deferred in connection with the redemption of Shares of such Fund because the redeeming shareholder is reinvesting all or a portion of the proceeds of such redemption in shares of another fund; PROVIDED, HOWEVER, that the term "Free Redemptions" shall not include any Permitted Free Exchanges.

            "FREE SHARE" means, in respect of any Fund, each Share of such Fund other than a Commission Share, including, without limitation, any Reinvested Share.

            "FUND" means each Investment Company or Portfolio specified on
Schedule I to the Purchase Agreement under the heading "Fund," as the same may be supplemented pursuant to Section 2.03 of the Purchase Agreement.

            "FUNDAMENTAL INVESTMENT OBJECTIVES" means, with respect to any Fund, the fundamental investment objectives of such Fund specified on Schedule IV to the Purchase Agreement, as the same may be amended, supplemented or replaced with the prior written consent of the Program Agent.

            "FUNDING AGREEMENT" means the Funding Agreement dated as of December 21, 2000 among the Seller, the Transferor, the Purchaser, the Program Agent and the Collection Agent, as the same may from time to time be amended, supplemented, waived or modified.

            "GAAP" means generally accepted accounting principles in the United States, in effect from time to time, consistently applied.

            "GOVERNMENTAL AUTHORIZATIONS" means all franchises, permits, licenses, approvals, consents and other authorizations of any kind of Authorities.

            "GOVERNMENTAL FILINGS" means all filings, including franchise and similar tax filings, and the payment of all fees, assessments, interests and penalties associated with such filings with all Authorities.

            "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); PROVIDED, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

            "INDEMNIFIED PARTY" shall have the meaning assigned to such term in
Section 9.04(b) of the Purchase Agreement.

            "INITIAL PURCHASER" means Wilmington Trust Company, as owner trustee of PLT Finance Trust 1997-1.

            "INVESTMENT ADVISERS ACT" means the Investment Advisers Act of 1940, as amended, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

            "INVESTMENT COMPANY" means any entity registered as a separate investment company under the Investment Company Act.

            "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

            "INVESTOR REPORT" means a report in substantially the form of Exhibit B to the Collection Agency Agreement.

            "IRREVOCABLE PAYMENT INSTRUCTION" means in respect of any Fund, the irrevocable payment instruction in effect in respect of such Fund and its Transfer Agent, in the form of Exhibit A to the Collection Agency Agreement, as the same may be amended or supplemented as contemplated thereby and hereby.

            "LAW" means any (a) judicial, executive, legislative, administrative or other decree, directive, enactment, finding, guideline, law, injunction, interpretation, judgment, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of public policy, settlement agreement, statute, or writ, of any Authority, whether domestic or foreign, and whether or not having the force of law, or any particular section, part or provision thereof, (b) common law or other legal or quasi-legal precedent, or
(c) arbitrator's, mediator's or referee's decision, finding, award or recommendation.

            "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien or security interest (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction), or other charge or encumbrance, including the retained security title of a conditional vendor or lessor.

            "LIQUIDATION PLAN" means with respect to any Company or any Fund, a plan of liquidation, a plan to dispose of a substantial portion of its assets out of the ordinary course of business (except in connection with a Permitted Merger) or any other plan of action with similar effect.

           "MASTER SERVICER" means Citicorp North America, Inc., in its capacity
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as master servicer for the Master Trusts, together with its successors and assigns.

            "MASTER TRUST" means any trust or other special purpose entity to which any interest in any of the Purchased Receivables relating to any Fund or the right to receive any Collections with respect thereto has been transferred in connection with a Take-out Transaction.

            "MATERIAL ADVERSE EFFECT" means (i) any occurrence of, or any increase in, any Adverse Claim on the Purchased Receivables or the Collections,
(ii) any adverse effect upon the status of any transfer of any Receivables under the Program Documents as a True Sale, (iii) any material adverse effect upon the Seller's, the Transferor's, the Distributor's, the Parent's, the Shareholder Servicer's, any Advisor's, any Company's, any Fund's, any Selling Agent's or any Transfer Agent's ability to pay or fully perform any of its respective obligations under any Program Document in a timely manner, (iv) any material adverse effect upon the assets, operations, business or financial condition of any Company, any Fund or the Parent and its consolidated subsidiaries, taken as a whole, (v) any adverse effect on the status of the Receivables as Eligible Receivables, (vi) any adverse effect on the amount of or timing of any payment of any Collections or Related Collections, (vii) any adverse effect on the timely receipt by the Collection Agent of any Collections or Related Collections in accordance with the terms of any Irrevocable Payment Instruction or any other Program Document, (viii) any adverse effect on the Purchaser's right, title or interest in the Purchased Receivables, the Collections or Ancillary Rights in respect thereof, the Demand Deposit Account or the Collection Account, (ix) any occurrence of, or any increase in, any claims, damages, losses, liabilities, expenses, obligations, penalties, or disbursements of any kind or nature of the Purchaser or the Program Agent arising out of the transactions contemplated by the Program Documents, or (x) any material adverse effect on any of the other rights or remedies of the Purchaser or the Program Agent under the Program Documents.

            "MAXIMUM AGGREGATE SALES CHARGE ALLOWABLE" means, at any time with respect to any Fund, the maximum aggregate Asset Based Sales Charges which may be paid by such Fund (or if such Fund constitutes a Portfolio, by the related Company in respect of such Fund) in respect of Shares of such Fund pursuant to the Distribution Agreement, the Distribution Plan and the Prospectus relating to such Fund, together with interest thereon at the Maximum Interest Allowable, relating to such Shares and pursuant to the "maximum sales charge rule" set forth in the Conduct Rules, assuming such Fund pays a separate Service Fee in connection with such Shares, unreduced by payments previously made in respect thereof by such Fund (or if such Fund constitutes a Portfolio, by the related Company in respect of such Fund).

            "MAXIMUM INTEREST ALLOWABLE" means the maximum interest which may be taken into account under Rule 2830(d) of the Conduct Rules in computing the Maximum Aggregate Sales Charge Allowable.

            "MAXIMUM SALES CHARGE ALLOWABLE" means with respect to any Fund, the maximum Asset Based Sales Charge which may be paid by the related Fund (or if such Fund constitutes a Portfolio, by the related Company in respect of such
Fund) at any time under the Conduct Rules, including the annual limit and the limit on the Maximum Aggregate Sales Charge Allowable.

            "MAXIMUM SERVICE FEE ALLOWABLE" means with respect to any Fund, the maximum Service Fee which may be paid by such Fund (or if such Fund constitutes a Portfolio, by the related Company in respect of such Fund) in respect of Shares of such Fund under the Conduct Rules.

            "MONTHLY COLLECTION DETERMINATION DATE" means the twenty ninth
(29th) calendar day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day; PROVIDED, HOWEVER, that if there is no such day in such calendar month, the Monthly Collection Determination Date shall occur on the first Business Day of the immediately following calendar month.

            "MONTHLY COLLECTION DETERMINATION DATE STATEMENT" shall have the meaning assigned to such term in Section 4.03(d) of the Collection Agency Agreement.

            "MONTHLY SETTLEMENT DATE" means the Business Day next succeeding each Monthly Collection Determination Date.

            "MOODY'S" means Moody's Investors Service, Inc., together with its
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successors and assigns.

            "MULTIEMPLOYER PLAN" means a multiemployer plan defined as such in
Section 3(37) or 4001(a)(3) of ERISA to which contributions have been, or were required to have been, made by a Person or any ERISA Affiliate, or under which such Person or any ERISA Affiliate may incur any Liability.

            "NASD" means both the National Association of Securities Dealers,
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Inc. and NASD Regulation, Inc., or any successor entity.

            "NET ASSET VALUE" means, (i) with respect to any Fund, as of the date any determination thereof is made, the net asset value of such Fund computed in the manner such value is required to be computed by such Fund (or if such Fund constitutes a Portfolio, by the related Company in respect of such
Fund) in its reports to its shareholders, and (ii) with respect to any Share of such Fund as of any date, the quotient obtained by dividing: (A) the net asset value of such Fund (as computed in accordance with clause (i) above) allocated to Shares of such Fund (in accordance with the Distribution Plan and Prospectus) as of such date, by (B) the number of Shares of such Fund outstanding on such date.

            "NON-OMNIBUS SHARES" means, in respect of any Fund, all Shares of such Fund other than Omnibus Shares.

            "NORMAL DISTRIBUTIONS" means, in respect of any Fund, distributions out of (a) "investment company taxable income", (b) "exempt-interest dividends" and (c) "capital gain dividends," of such Fund, in each case, (i) as such terms are used in Section 852 of the Code and (ii) to the extent required to be distributed by such Fund (or if such Fund constitutes a Portfolio, by the related Company in respect of such Fund) in accordance with Section 852 or
Section 4982 of the Code in order to avoid taxation at the entity level, and
(iii) to the extent the gains giving rise to the distributions requirement described in clause (ii) arose in the ordinary course of such Fund's investment activities (including shifts in the proportion of assets held in cash or cash equivalents) and in accordance with such Fund's Fundamental Investment Objectives as the same may be amended, supplemented or replaced in accordance with the Program Documents (it being understood that this clause (iii) includes gains resulting from sales to raise funds to satisfy shareholder redemption requests made in the ordinary course of business).

            "OMNIBUS ACCOUNT" means, in respect of any Fund, any account maintained by the Transfer Agent reflecting the record ownership of Shares of such Fund by a Person who maintains sub-transfer records reflecting the actual beneficial ownership of such Shares in other Persons.

            "OMNIBUS SHARES" means, in respect of any Fund, the Shares of such Fund held in the name of a broker-dealer street account on the records maintained by the Transfer Agent and for which account such broker-dealer provides sub-transfer agency services for such Fund.

            "OTHER AGENT" means Putnam, Lovell Securities Inc.
             -----------

            "OTHER PURCHASERS" means the Initial Purchaser and the Revolving
             ----------------
Purchaser.

            "OTHER PURCHASERS' END DATE" means September 30, 2000.
             --------------------------

            "OTHER PURCHASERS' PROGRAM DOCUMENTS" means the Master Agreement as defined in the Collection Agency Agreement and the agreements and documents entered into in connection therewith.

           "PARENT" means Federated Investors, Inc., a Pennsylvania corporation,
             ------
together with its permitted successors and assigns.

            "PERMITTED CONVERSION FEATURE" means with respect to any Share of any Fund, a Conversion Feature in respect of such Fund which, by its terms, may not become effective prior to the calendar month following the calendar month in which falls the eighth (8th) year anniversary of the issuance of such Share or, if such Share constitutes an Exchange Share, of the Share from which such Exchange Share derives; PROVIDED, that the amount of Free Shares of any holder relating to any Fund shall convert in proportion to the number of Commission Shares of that holder in such Fund being converted on such date.

            "PERMITTED DESIGNEE" means any Person designated by the Program Agent which may be (a) the Program Agent, or any Affiliate of Citibank or the Program Agent, or (b) any other Person designated by the Program Agent which has agreed to be bound by confidentiality undertakings in substance comparable to
Section 9.10 to the Purchase Agreement.

            "PERMITTED FREE EXCHANGE" means any exchange of Shares of one Fund (the "Redeeming Fund") for Exchange Shares of another Fund (the "Issuing Fund"), where, pursuant to the applicable constituent documents of the Issuing Fund: (i) Exchange Shares of the Issuing Fund are deemed for all purposes (including the computation of the amount of, and timing of payment of the related CDSC) to have been acquired at the time when the exchanged Shares of the Redeeming Fund were acquired (or deemed to have been acquired) by the holder thereof; (ii) the exchanging shareholder becomes obligated to pay to the Issuing Fund the same CDSC in respect of the Exchange Shares of the Issuing Fund and on the same terms as such holder was obligated to pay to the Redeeming Fund in respect of the Shares of the Redeeming Fund so exchanged; (iii) the date upon which such Exchange Shares of the Issuing Fund received in the Exchange are converted pursuant to the Permitted Conversion Feature is the same as the date the exchanged Shares of the Redeeming Fund were to be converted pursuant to the Permitted Conversion Feature of the exchanged Shares; (iv) the Maximum Aggregate Sales Charge Allowable in respect of the Issuing Fund pursuant to the Distribution Agreement, the Distribution Plan and the Prospectus of the Issuing Fund is increased on the effective date of the exchange by a percentage of the Net Asset Value on such exchange date of the Shares of the Redeeming Fund being so exchanged determined in accordance with Schedule III to the Purchase Agreement with reference to the number of calendar months which have passed since the Date of Original Issuance of the Shares of the Redeeming Fund redeemed in connection with such exchange; PROVIDED, that the amount of such increase shall not exceed the Amortized Maximum Aggregate Sales Charge Allowable of the Redeeming Fund immediately prior to the exchange; (v) the Amortized Maximum Aggregate Sales Charge Allowable in respect of the Redeeming Fund is reduced by the same amount as the Maximum Aggregate Sales Charge Allowable in respect of such Issuing Fund is increased; and (vi) both the redemption of the Shares of the Redeeming Fund so exchanged and the issuance of the Shares of the Issuing Fund are effected at the Net Asset Value of such Shares at the date of the exchange without any reduction for fees or expenses attributable to such exchange.

            "PERMITTED MERGER" means a merger or consolidation of two or more
Funds: (i) pursuant to which all of the assets of the participating Funds are transferred to the surviving Fund, (ii) pursuant to which the surviving Fund assumes all obligations of the participating Funds, including the obligations in respect of the Purchased Receivables, (iii) which is carried out in a manner so that the Distribution Plan of each of the participating Funds is continued as part of the Distribution Plan of the surviving Fund without affecting the rights of the Distributor in respect of the Purchased Receivables relating to the participating Funds, and (iv) which could not otherwise give rise to a reasonable possibility of a Material Adverse Effect.

            "PERMITTED REDEMPTION FEATURE" means with respect to any class of Shares of any Fund, a Redemption Feature which, by its terms, requires that Shares owned of record for any Shareholder's account be redeemed in the following order: FIRST, Free Shares of such class owned of record for such Shareholder account to the extent thereof in the same order as the Date of Original Issuance thereof occurred (it being understood that under no circumstance shall the redemption of a Free Share include the appreciation on Commission Shares above the original Net Asset Value of such Commission Shares at the Date of Original Issuance thereof); and SECOND, each Commission Share of such class owned of record for such Shareholder account in the same order as the Date of Original Issuance thereof occurred (it being understood that the redemption of each individual Commission Share will include all the appreciation on such Commission Share above the original Net Asset Value of such Commission Share at the Date of Original Issuance thereof).

            "PERSON" means an individual or a corporation (including a business trust), partnership, limited liability company, trust, incorporated or unincorporated association, cooperative, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            "PLAN" means an employee benefit plan or other benefit plan as defined in Section 3(3) of ERISA established or maintained by a Person or any ERISA Affiliate during the five-year period ended immediately prior to the Purchase Date or to which such Person or any ERISA Affiliate makes, is obligated to make or has, within the five-year period ended immediately prior to the Purchase Date, been required to make contributions or under which such Person or any ERISA Affiliate may incur any liability or which covers any employee or former employee of such Person or any ERISA Affiliate other than a Multiemployer Plan.

            "PLT DISTRIBUTOR'S TRANSFER AGREEMENT" means the Federated Investors Program Transferor's Transfer Agreement, dated as of October 24, 1997, between the Seller and the Distributor, as amended, supplemented, waived or modified.

            "PLT TRANSFEROR'S TRANSFER AGREEMENT" means the Federated Investors Seller's Transfer Agreement dated as of October 24, 1997 between the Seller and Federated Funding 1997-1, Inc., as amended and supplemented.

            "PORTFOLIO" means a separate investment portfolio or series of an Investment Company which is itself not an Investment Company.

            "POST-DEFAULT RATE" means in respect of any amount not paid when due, a rate per annum during the period commencing on the due date thereof until such amount is paid in full equal to the Base Rate as in effect from time to time plus two percent (2%).

            "PRIME RATE" means the rate of interest from time to time announced by Citibank at its Principal Office as its prime commercial lending rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

            "PRINCIPAL OFFICE" means the principal office of Citibank presently located at 399 Park Avenue, New York, New York.

            "PRINCIPAL SHAREHOLDER SERVICER" shall mean, in respect of any Fund, the Distributor, in its capacity as principal shareholder servicer in respect of such Fund.

            "PRINCIPAL SHAREHOLDER SERVICER'S AGREEMENT" means, in respect of any Fund, the agreement between the Principal Shareholder Servicer and such Fund (or if such Fund constitutes a Portfolio, the related Company in respect of such Fund) pursuant to which the Principal Shareholder Servicer agrees to act in such capacity in respect of Shares of such Fund, and any replacement agreement pursuant to which the Principal Shareholder Servicer has been appointed principal shareholder servicer in respect of Shares of such Fund.

            "PRIVATE AUTHORIZATIONS" means all franchises, permits, licenses, approvals, consents and other authorizations of all Persons (other than Authorities) including, without limitation, those with respect to trademarks, service marks, trade names, copyrights, computer software programs, and technical and other know-how.

            "PROCEEDS" shall have, with reference to any property or asset, the meaning assigned to such term under the UCC and, in any event, shall include, but not be limited to, whatever is received upon the sale, exchange, collection or other disposition of such property or asset and any and all amounts from time to time paid or payable under or in connection with such property or asset.

            "PROGRAM AGENT" means Citicorp North America, Inc., as agent for the
             -------------
Purchaser, together with its successors and assigns.

            "PROGRAM DOCUMENTS" means the Purchase Agreement, the Servicing Agreement, the Collection Agency Agreement, the Funding Agreement, the Distributor's Transfer Agreement, the Transferor's Transfer Agreement, the Purchase Rate Letter, each Selling Agent's Agreement, each Distribution Agreement, each Prospectus, each Advisory Agreement, each Distribution Plan, each Irrevocable Payment Instruction, each Shareholder Servicer's Agreement, each Principal Shareholder Servicer's Agreement and each Transfer Agent's Agreement, and all exhibits, schedules and annexes thereto.

            "PROGRAM TERMINATION DATE" means the date upon which the Purchaser shall no longer be entitled to any future Collections in respect of any Purchased Receivables and all amounts owing to the Purchaser and the Program Agent under the Program Documents have been paid in full; PROVIDED, HOWEVEr, that if any amount paid to the Purchaser or the Program Agent under any Program Document is later required to be disgorged in connection with any proceeding under the Bankruptcy Code, the Program Termination Date shall be deemed not to have occurred.

            "PROPRIETARY INFORMATION" shall have the meaning assigned to such term in Section 9.10(b) of the Purchase Agreement.

            "PROSPECTUS" means with respect to any Fund the prospectus filed with the SEC as a part of such Fund's registration statement on Form N-1A, as amended (or any successor SEC form), and shall include, without limitation, the related statement of additional information included in such registration statement.

            "PURCHASE AGREEMENT" means the Purchase and Sale Agreement dated as of December 21, 2000 among the Purchaser, the Program Agent, the Seller, the Transferor, the Distributor and the Parent, as the same may from time to time be amended, supplemented, waived or modified.

            "PURCHASE DATE" means with respect to the Receivables relating to any Fund, each purchase date set forth in the Purchase Notice. In the event that a Purchase Date shall fall upon a day which is not a Business Day, the Purchase Date shall be the Business Day next following the date on which the Purchase Date would otherwise have occurred.

            "PURCHASE LIMIT" means $150,000,000, or such other amount as shall be agreed to in writing by the Purchaser, the Program Agent and the Seller; provided, FURTHER, that on and after the Termination Date, the Purchase Limit shall be deemed to be zero for all purposes of this Agreement.

            "PURCHASE NOTICE" means the notice substantially in the form of Exhibit A to the Purchase Agreement.

            "PURCHASE PRICE" means with respect to the Receivables relating to any Fund to be purchased on any Purchase Date, an amount equal to the product of
(A) the Purchase Price Percentage relating to such Fund, and (B) the total issue price of the Shares of such Fund sold on or prior to the Sale Cut-off Date for the Receivables relating to such Fund set forth in the relevant Purchase Notice and after (i) in respect of the initial Purchase Date for such Receivables, the Other Purchasers' End Date, and (ii) in respect of any Purchase Date after the initial Purchase Date of such Receivables, the immediately preceding Sale Cut-off Date for the Receivables relating to such Fund; PROVIDED, HOWEVER, that in the event that the Seller has received any amount in respect of the Sales Charges relating to any Receivables proposed to be purchased hereunder, the Purchase Price for such Receivables shall be adjusted as agreed to by the Program Agent and the Seller in order to reflect the reduced amount payable to the Purchaser in respect of such Receivables and notwithstanding anything in this Agreement to the contrary the Purchaser shall have no obligation to purchase any such Receivables under this Agreement until such reduced Purchase Price has been so agreed upon.

            "PURCHASE PRICE PERCENTAGE" means, with respect to the Receivables relating to any Fund, the percentage set forth in the Purchase Rate Letter.

            "PURCHASE RATE LETTER" means that certain Purchase Rate Letter dated as of December 21, 2000 among the Seller, the Purchaser, and the Program Agent, as the same may from time to time be amended, supplemented or modified.

            "PURCHASED RECEIVABLES" means, with respect to any Fund, as of any date, the Receivables required to be allocated to the Purchaser in respect of the Shares of such Fund in accordance with the Allocation Procedures, together with the Collections and Ancillary Rights with respect thereto, which is intended to include all Asset Based Sales Charges, CDSCs and Shareholder Servicing Fees payable by or in respect of such Fund arising out of the Shares attributed to the Purchaser and all shareholder servicing fees payable by any fund arising out of Class A shares of such fund acquired by FOF Funds with the proceeds of Shares attributed to the Purchaser.

            "PURCHASER" means Citibank, together with its successors and assigns.

            "PURCHASER'S ASSUMED YIELD" means as of the date of any determination, an amount (computed on a daily average basis on the basis of actual days elapsed in a year of 365 days) equal to the Purchaser's Assumed Yield Rate on an amount equal to the aggregate Purchase Prices paid by the Purchaser under the Purchase Agreement in respect of all Purchased Receivables, less the portion of the aggregate amounts of Asset Based Sales Charges and CDSCs relating to Shares of the Fund which have been allocated to the Purchaser in accordance with the Allocation Procedures and distributed to the Purchaser under the Collection Agency Agreement on such date.

            "PURCHASER'S ASSUMED YIELD RATE" means a rate equal to the Prime Rate plus one percent (1%) per annum.

            "PURCHASER'S FUNDING ACCOUNT" shall have the meaning assigned to such term in Section 3.01 of the Funding Agreement.

            "PURCHASER'S REMITTANCE ACCOUNT" means the account of the Purchaser
             ------------------------------
maintained at Citibank, N.A. entitled the "Citibank Concentration Account", ABA
No.: 021000089, Account No.: 38858117 or such other account as the Program Agent shall designate in writing to the Collection Agent.

            "RECEIVABLES" means with respect to each Fund, all of the rights under the related Distribution Agreement, the related Distribution Plan, the related Principal Shareholder Servicer's Agreement and the related Prospectus to receive amounts paid or payable in respect of Asset Based Sales Charges (including interest at the Maximum Interest Allowable), CDSCs and Shareholder Servicing Fees, in each case in respect of the Shares of such Fund and in respect of Shares of any other Fund acquired in any Permitted Free Exchange of Shares of the Fund in question, including, without limitation, any similar amount paid or payable under any replacement distribution agreement, distribution plan, principal shareholder servicer's agreement or prospectus, and any continuation payments in respect thereof paid or payable by such Fund (or if such Fund constitutes a Portfolio, by the related Company in respect of such
Fund) in the event of a termination of the related Distribution Plan, the related Distribution Agreement, Principal Shareholder Servicer's Agreement or Prospectus, and all shareholder servicing fees payable by any fund arising out of Class A shares of such fund acquired by FOF Funds with the proceeds of Shares.

            "REDEMPTION FEATURE" means with respect to any Share of any Fund, the rules applied to determine the order in which Free Shares and Commission Shares owned of record for any Shareholder account are redeemed.

            "REINVESTED SHARE" means, in respect of any Fund, a Share which is issued by such Fund as a result of the reinvestment of dividends or other distributions, whether ordinary income, capital gain or exempt-interest dividends or other distributions, of such Fund.

            "RELATED COLLECTIONS" means (i) all amounts paid or payable by each Fund (or in respect of each Fund which constitutes a Portfolio, by each Company in respect of each related Fund) in respect of receivables relating to such Fund and by each shareholder of each such Fund in respect of Receivables relating to each such Fund (including all CDSCs payable by such shareholders and withheld from redemption proceeds payable to such shareholders by each Fund), (ii) all FOF Collections, and (iii) all Proceeds of the foregoing, excluding, in the case of (i), (ii) and (iii) above, all Collections.

            "RESPONSIBLE OFFICER" means, (i) with respect to any Person which is a corporate entity or business trust other than Bankers Trust Company, any officer or Person with like authority or employee of such Person with responsibility and authority for the matters relating to such Person's participation in the transactions contemplated by the Program Documents, including the person to whom notices to such Person are to be directed as identified pursuant to the notice provisions of any Program Documents, and (ii) with respect to Bankers Trust Company, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of Bankers Trust Company customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Program Documents, and also, with respect to a particular matter, any other officer to which such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "REVOLVING PURCHASER" means Putnam Lovell Finance, L.P.
             -------------------

            "RULE 12B-1" means Rule 12b-1 adopted under the Investment Company Act, as the same may from time to time be amended, supplemented or modified.

            "S&P" means Standard & Poor's Corporation, together with its successors and assigns.

            "SALES CHARGE" shall have the meaning set forth in Section 2830 of the Conduct Rules.

            "SALE CUT-OFF DATE" means with respect to any Fund, the last date upon which Shares of such Fund were issued in a transaction taken into account in computing the Purchase Price paid by the Purchaser on any Purchase Date in respect of the Receivables of such Fund.

            "SEC" means the Securities and Exchange Commission or any other governmental authority of the United States of America at the time administering the Securities Act, the Investment Company Act or the Exchange Act.

            "SECURED OR GUARANTEED DEBT" of any Person means at any date, (i) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ii) all Debt of others in respect of which such Person has issued a Guarantee.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provisions shall be deemed to be a reference to any successor statutory or regulatory provision.

            "SELLER" means Federated Funding 1997-1, Inc., together with its
             ------
permitted successors and assigns.

            "SELLER'S REMITTANCE ACCOUNT" means the account of the Seller maintained at PNC Bank, at 2 PNC Plaza, 620 Liberty Avenue, Pittsburgh, Pennsylvania 15265, ABA No.: 043000096, Account No.: 1010937889, "For the benefit of Federated Investors Management Company" or such other account as the Seller shall designate in writing to the Purchaser, the Program Agent and the Collection Agent.

            "SELLING AGENT" means each Person which acts as the direct or indirect distributor, underwriter, broker, dealer or agent for the Shares of a Fund, pursuant to a Selling Agent's Agreement, together with its successors and assigns.

            "SELLING AGENT'S AGREEMENTS" means each agreement pursuant to which a Selling Agent undertakes to act as Selling Agent in respect of the Shares of any Fund.

            "SERVICE FEE" shall have the meaning set forth in Section 2830 of the Conduct Rules.

            "SERVICER" means Federated Securities Corp., in its capacity as
             --------
servicer under the Servicing Agreement, together with its permitted successors and assigns.

            "SERVICING AGREEMENT" means the Amended and Restated Federated Investors Program Servicer Agent Agreement dated as of December 21, 2000 among the Purchaser, the Program Agent, the Other Purchasers, the Other Agent and the Servicer, as the same may from time to time be amended, supplemented, waived or modified.

            "SERVICING FEE" shall have the meaning assigned to such term in
Section 3.03 of the Servicing Agreement.

            "SERVICING PROCEDURES" means the Servicing Procedures in the form of Exhibit A to the Servicing Agreement, as the same may from time to time be amended or supplemented with the prior written consent of the Program Agent.

            "SHAREHOLDER" means, in respect of any Fund, a holder of Shares of such Fund.

            "SHAREHOLDER SERVICER" means Federated Shareholder Services Company, in its capacity as shareholder servicer for the Funds, together with its permitted successors and assigns.

            "SHAREHOLDER SERVICER'S AGREEMENT" means, in respect of any Fund, the agreement among such Fund (or if such Fund constitutes a Portfolio, the related Company in respect of such Fund), the Distributor and the Shareholder Servicer pursuant to which the Shareholder Servicer undertakes to act as shareholder servicer in respect of the Shares of such Fund.

            "SHAREHOLDER SERVICING FEE" means the fees payable by a Fund (or if such Fund constitutes a Portfolio, by the related Company in respect of such
Fund) with respect to the Shares of a Fund pursuant to the Principal Shareholder Servicer's Agreement in consideration of services to holders of Shares of such Fund.

            "SHAREHOLDER SERVICING FEE PORTION" means in respect of the Seller, the Purchaser or the Other Purchasers, as of any date, the aggregate portion of the Deposited Funds constituting Shareholder Servicing Fees allocable to it on such date pursuant to the Allocation Procedures.

            "SHARES" shall mean, in respect of any Fund, the shares specified on
Schedule I to the Purchase Agreement under the heading "Shares", as the same may be supplemented pursuant to Section 2.03 of the Purchase Agreement.

            "SIGNIFICANT AFFILIATES" means (i) any corporation or holding company or similar entity which after the date hereof owns or controls the majority of the outstanding voting securities of the Seller or the Transferor, or (ii) any Affiliate of the Seller or the Transferor which is a subsidiary of the Parent if the Parent's beneficial interest in the total assets of such subsidiary is equal to or greater than ten percent (10%) of the total assets of the Parent, and in any event shall include the Distributor, the Transferor, the Parent, the Shareholder Servicer, the Seller and the Advisors.

            "SIPA" means the Securities Investor Protection Act of 1970, as amended from time to time and the regulations promulgated and the rulings issued thereunder.

            "SUB-TRANSFER AGENT" means, in respect of any Fund, the record owner of any Omnibus Account.

            "SYSTEMATIC WITHDRAWAL PROGRAM" means the program permitted by the Funds whereby shareholders are allowed to withdraw up to 12% of their account balance per year free of the applicable CDSC; PROVIDED, THAT, unless the prior written consent of the Program Agent has been obtained (which consent shall not be unreasonably withheld) (i) to be eligible for such program the account of such shareholder must be at least one year old; (ii) the account of such shareholder must have a balance of at least $10,000 in order to establish a Systematic Withdrawal Program; (iii) withdrawals free of the CDSC will be limited to 12% annually; (iv) all dividends and capital gains must be reinvested; and (v) withdrawals can be scheduled monthly, quarterly or semi-annually.

            "TAKE-OUT ADJUSTMENT AMOUNT" means in connection with a Take-out Transaction, the amount by which the Purchaser's capacity to purchase Receivables has been increased as a result of such Take-out Transaction, as set forth in the related Take-out Notice.

            "TAKE-OUT NOTICE" means a notice from the Program Agent to the Seller, substantially in the form attached as Exhibit I to the Purchase Agreement, stating that the Purchaser has completed a Take-out Transaction and specifying the related Take-out Adjustment Amount.

            "TAKE-OUT TRANSACTION" means any transaction pursuant to which the Purchaser (including, without limitation, any Master Trust which obtains such interest directly or indirectly from the Purchaser) sells or otherwise transfers, participates or causes to be sold, transferred or participated interests in the Purchased Receivables relating to any Fund (including, without limitation, the right to receive any portion of any Collections) to any Person, including a Master Trust which sells debt instruments and/or certificates or other instruments representing ownership interests in such Master Trust or interest in any Purchased Receivables relating to any Fund (including, without limitation, any right to receive any portion of any Collections).

            "TERMINATION DATE" means the date which is the earlier to occur of
(a) December 31, 2003 or such later date as shall be agreed to in writing by the parties hereto, and (b) the date the Purchase Agreement shall terminate pursuant to Section 6.01 thereof.

            "TERMINATION OF FUNDING NOTICE" means a notice substantially in the form of Exhibit A to the Funding Agreement.

            "TRANSFER AGENT" means, in respect of the Shares of any Fund at any time, the Person who acts at such time as the transfer agent for such Fund in respect of such Shares or any successor transfer agent for such Fund.

            "TRANSFER AGENT'S AGREEMENT" means each agreement pursuant to which a Transfer Agent or Sub-transfer Agent undertakes to act as transfer agent or Sub-transfer Agent in respect of a Fund.

            "TRANSFEREE" shall have the meaning assigned to such term in Section
9.14 of the Purchase Agreement.

            "TRANSFEROR" means Federated Investors Management Company, together with its permitted successors and assigns.

            "TRANSFEROR'S TRANSFER AGREEMENT" means the Transferor's Transfer Agreement dated as of December 21, 2000 between the Transferor and the Seller, as the same may be amended, supplemented, waived or modified as permitted by this Agreement.

            "TRUE SALE" means, with respect to any asset or property, the sale of an ownership interest in such asset or property (not the granting of a security interest therein), within the meaning of all Applicable Law, including, without limitation, the UCC and the Bankruptcy Code and, without limiting the generality of the foregoing, which is enforceable against all creditors of the Person making such transfer and all Affiliates of such Person in accordance with the terms of such transfer, notwithstanding the bankruptcy, insolvency or reorganization of, or similar proceeding with respect to, or the appointment of a receiver or conservator of the Person making such transfer or any Affiliate of such Person, and in connection with any proceeding under the Bankruptcy Code, in respect of which the Person making such transfer or any Affiliate of such Person is the "debtor," as such term is used in the Bankruptcy Code, the Purchased Receivables and the proceeds thereof will not be deemed the property of the debtor.

            "UCC" means the Uniform Commercial Code, as from time to time in effect in the applicable jurisdictions.

            "UNAMORTIZED AGGREGATE PURCHASE PRICE" means, in respect of the Purchased Receivables as of any date of determination, an amount equal to the aggregate Purchase Prices paid by the Purchaser under the Purchase Agreement in respect of all Purchased Receivables, less the sum of (i) the portions of the aggregate amounts of Asset Based Sales Charges, CDSCs and Shareholder Servicing Fees remitted to the Collection Account (or after the delivery of an Attachment Notice, the Purchaser's Remittance Account) relating to Purchased Receivables which have not been conveyed by the Purchaser in connection with a Take-out Transaction for which a Take-out Notice has been executed and which have been allocated and distributed to Citibank through such date of determination pursuant to the allocation procedures set forth in the documentation entered into in connection with a Take-out Transaction which exceeds the accrued and unpaid Purchaser's Assumed Yield, and (ii) the sum of each Take-out Adjustment Amount in respect of each Take-out Transaction specified in one or more Take-out Notices which have been acknowledged by the Seller and returned to the Program Agent on or prior to such date of determination.

            "WEIGHTED AVERAGE PERCENTAGE DECLINE IN THE NET ASSET VALUE OF SHARES OF ALL FUNDS" in reference to a period from one Calculation Date (the "Reference Date") to a later Calculation Date shall be determined by (i) determining the negative or positive percentage change in the Net Asset Value per Share which relate to Purchased Receivables of each Fund from the Reference Date to such later Calculation Date, (ii) computing the arithmetic sum of the products obtained by multiplying the percentage change obtained in clause (i) for Shares relating to Purchased Receivables of each Fund by the Net Asset Value of such Shares of such Fund on such later Calculation Date, and (iii) if the sum obtained in clause (ii) is negative dividing the sum obtained in clause (ii) by the Net Asset Value of all Shares which relate to Purchased Receivables of all Funds on such later Calculation Date and expressing the result as a negative percentage, and if the sum obtained in clause (iii) is positive the "Weighted Average Percentage Decline in the Net Asset Value of Shares of All Funds" shall be zero.

                                         4

                                                                      Schedule I

                          LIST OF COMPANIES, FUNDS AND SHARES




                  LIST OF INVESTMENT COMPANIES, FUNDS AND SHARES

1.    FEDERATED AMERICAN LEADERS FUND, INC.

            Class B Shares

2.    FEDERATED EQUITY FUNDS

      Federated Aggressive Growth Fund - Class B Shares

      Federated Capital Appreciation Fund - Class B Shares

      Federated Communications Technology Fund - Class B Shares

      Federated Growth Strategies Fund - Class B Shares

      Federated Large Cap Growth Fund - Class B Shares

      Federated Large Cap Tech Fund - Class B Shares

      Federated Market Opportunity Fund - Class B Shares

      Federated New Economy Fund - Class B Shares

      Federated Small Cap Strategies Fund - Class B Shares

3.    FEDERATED EQUITY INCOME FUND, INC.

            Class B Shares

4.    FEDERATED FIXED INCOME SECURITIES, INC.

      Federated Strategic Income Fund - Class B Shares

5.    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

            Class B Shares

6.    FEDERATED GOVERNMENT INCOME SECURITIES, INC.

            Class B Shares

7.    FEDERATED HIGH INCOME BOND FUND, INC.

            Class B Shares

8.    FEDERATED INTERNATIONAL SERIES, INC.

      Federated International Equity Fund - Class B Shares

      Federated International Bond Fund - Class B Shares

9.    FEDERATED INVESTMENT SERIES FUNDS, INC.

      Federated Bond Fund - Class B Shares

10.   FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.

            Class B Shares

11.FEDERATED MUNICIPAL SECURITIES FUND, INC.

      Class B Shares

12.   FEDERATED MUNICIPAL SECURITIES INCOME TRUST

      Federated California Municipal Income Fund - Class B Shares

      Federated Pennsylvania Municipal Income Fund - Class B Shares

13.   FEDERATED STOCK AND BOND FUND, INC.

            Class B Shares

14.   FEDERATED UTILITY FUND, INC.

            Class B Shares

15.   FEDERATED WORLD INVESTMENT SERIES, INC.

      Federated World Utility Fund - Class B Shares

      Federated Asia Pacific Growth Fund - Class B Shares

      Federated Emerging Markets Fund - Class B Shares

      Federated European Growth Fund - Class B Shares

      Federated Global Equity Income Fund - Class B Shares

      Federated Global Financial Services Fund - Class B Shares

      Federated International Growth Fund - Class B Shares

      Federated International High Income Fund - Class B Shares

      Federated International Small Company Fund - Class B Shares

16.   MONEY MARKET OBLIGATIONS TRUST

      Liberty U.S. Government Money Market Trust - Class B Shares



                                   Schedule II

                     CONTINGENT DEFERRED SALES CHARGE SCHEDULE

         Years from

    FUND SHARE PURCHASE                         CDSC RATE

            0-1                                 5.50%

             1-2                                4.75

            2-3                                 4.0

            3-4                                 3.0

            4-5                                 2.0

            5-6                                 1.0

            6+                                  0.0


13620.148 #200982

                                  Schedule III

                         SCHEDULE OF TRANSFERABLE NASD CAP

            If the number of calendar months which have passed since the Date of Original Issuance of the Share of the Redeeming Fund redeemed in connection with a Permitted Free Exchange falls in a given range of calendar months indicated in Column I below, the amount by which the Maximum Aggregate Sales Charge Allowable in respect of the Issuing Fund must be increased as a result of such Free Exchange is the percentage set forth in Column II below directly opposite such range of calendar months in Column I of the date of redemption Net Asset Value of the Share of the Redeeming Fund so redeemed.

            I                                         II
    CALENDAR MONTHS                             PERCENTAGE

         0 to 12                                     5.90%
         13 to 24                                    5.25%
         25 to 36                                    4.60%
         37 to 48                                    4.00%
         49 to 60                                    3.40%
         61 to 72                                    2.90%
         73 to 84                                    2.50%
         85 to 96                                    2.00%
         97 or more                                     0%


13620.148 #200982
                                   Schedule IV

                 LIST OF INVESTMENT OBJECTIVES FOR CLASS B SHARES

Federated American Leaders Fund, Inc. - Class B Shares

Investment Objective: The investment objective of the Corporation is to seek growth of capital and of income by concentrating the area of investment decision in the securities of high-quality companies. The Corporation's investment approach is based upon the conviction that over the longer term the economy will continue to expand and develop and that this economic growth will be reflected importantly in the growth of major corporations.

Federated Equity Funds

Federated Aggressive Growth Fund - Class B Shares

Investment Objective: The investment objective is to provide appreciation of capital.

Federated Capital Appreciation Fund - Class B Shares

Investment Objective: The investment objective is to provide capital appreciation.

Federated Communications Technology Fund - Class B Shares

Investment Objective: The investment objective is to achieve capital appreciation.

Federated Growth Strategies Fund - Class B Shares

Investment Objective: The investment objective is to provide appreciation of capital.

Federated Kaufmann Fund - Class B Shares

Investment Objective: The investment objective is to provide capital appreciation.

Federated Large Cap Growth Fund - Class B Shares

Investment Objective: The investment objective is to provide capital appreciation.

Federated Large Cap Tech Fund - Class B Shares

Investment Objective: The investment objective is to provide capital appreciation.

Federated Market Opportunity Fund - Class B Shares

Investment Objective: The investment objective is to provide capital appreciation and high current income.

Federated New Economy Fund - Class B Shares

Investment Objective: The investment objective is to provide capital appreciation.

Federated Small Cap Strategies Fund - Class B Shares

Investment Objective: The investment objective is to provide capital appreciation.

FEDERATED EQUITY INCOME FUND, INC. - Class B Shares

Investment Objective: The investment objective of the Corporation is to provide above-average income and capital appreciation.

FEDERATED FIXED INCOME SECURITIES, INC.

Federated Strategic Income Fund - Class B Shares

Investment Objective: The investment objective is to seek a high level of current income.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC. - Class B Shares

Investment Objective: The investment objective of the Corporation is to provide current income.

FEDERATED GOVERNMENT INCOME SECURITIES, INC. - Class B Shares

Investment Objective: The investment objective of the Corporation is to provide current income.

FEDERATED HIGH INCOME BOND FUND, INC. - Class B Shares

Investment Objective: The investment objective of the Corporation is to seek high current income.

FEDERATED INTERNATIONAL SERIES, INC.

Federated International Equity Fund - Class B Shares

Investment Objective: The investment objective is to obtain a total return on its assets.

Federated International Bond Fund - Class B Shares

Investment Objective: The investment objective is to seek a high level of current income in U.S. dollars consistent with prudent investment risk. The secondary objective is to provide capital appreciation.

FEDERATED INVESTMENT SERIES FUNDS, INC.

Federated Bond Fund - Class B Shares

Investment Objective: The investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC. - Class B Shares

Investment Objective: The investment objective of the Corporation is to provide a high level of current income which is generally exempt from the federated regular income tax.

FEDERATED MUNICIPAL SECURITIES FUND, INC. - Class B Shares

Investment Objective: The investment objective of the Corporation is to provide for its shareholders a high level of current income which is exempt from federal regular income tax.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated California Municipal Income Fund - Class B Shares

Investment Objective: The investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of California and California municipalities.

Federated Pennsylvania Municipal Income Fund - Class B Shares

Investment Objective: The investment objective is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities.

FEDERATED STOCK AND BOND FUND, INC. - Class B Shares

Investment Objective: The investment objective of the Corporation is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.

FEDERATED UTILITY FUND, INC. - Class B Shares

Investment Objective: The investment objectives of the Corporation are current income and long-term capital growth of income. The secondary objective is to provide capital appreciation.

FEDERATED WORLD INVESTMENT SERIES, INC.

Federated World Utility Fund - Class B Shares

Investment Objective:  The investment objective is to provide total return.

Federated Asia Pacific Growth Fund - Class B Shares

Investment Objective: The investment objective is to provide long-term growth of capital.

Federated Emerging Markets Fund - Class B Shares

Investment Objective: The investment objective is to provide long-term growth of capital.

Federated European Growth Fund - Class B Shares

Investment Objective: The investment objective is to provide long-term growth of capital.

Federated Global Equity Income Fund - Class B Shares

Investment Objective: The investment objective is to provide capital appreciation and above-average income.

Federated Global Financial Services Fund - Class B Shares

Investment Objective: The investment objective is to provide long-term growth of capital.

Federated International Growth Fund - Class B Shares

Investment Objective: The investment objective is to provide long-term growth of capital.

Federated International High Income Fund - Class B Shares

Investment Objective: The investment objective is to seek a high level of current income. The secondary objective is to provide capital appreciation.

Federated International Small Company Fund - Class B Shares

Investment Objective: The investment objective is to provide long-term growth of capital.

MONEY MARKET OBLIGATIONS TRUST

Liberty U.S. Government Money Market Trust - Class B Shares

Investment Objective: The investment objective is stability of principal and current income consistent with stability of principal.


13620.148 #200982
Schedule V

FORM OF LEGEND

NEITHER ANY [DISTRIBUTOR], ANY [ADVISOR], ANY [FUND] NOR ANY OF THEIR RESPECTIVE AFFILIATES WILL RECEIVE ANY PORTION OF THE PROCEEDS FROM THE SALE OF THE [SECURITIES]. NEITHER ANY [DISTRIBUTOR], ANY [ADVISOR], ANY [FUND] NOR ANY OF THEIR RESPECTIVE AFFILIATES IS RESPONSIBLE FOR THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS [MEMORANDUM].

13620.148 #200982

Schedule VI

BANKRUPTCY REMOTE COVENANTS

The Seller shall, and the Parent shall cause the Seller to:

1. maintain books and records separate from any other Person;

2. maintain its accounts separate from any other Person;

3. not commingle assets with those of any affiliate;

4. conduct its own business in its own name;

5. prepare and maintain separate financial statements;

6. pay its own liabilities out of its own funds;

7. observe all corporate formalities;

8. maintain an arm's-length relationship with its affiliates;

9. not guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of others;

10. not acquire obligations or securities of its shareholders;

11. allocate fairly and reasonably any overhead for shared office space, if any;

12. use separate stationery, invoices and checks;

13. except as contemplated in this Agreement and the Master Agreement (as defined in the Collection Agency Agreement) not pledge its assets for the benefit of any other Person or make any loans or advances to any Person;

14. hold itself out as a separate entity;

15. correct any known misunderstanding regarding its separate identity;

16. maintain adequate capital in light of its contemplated business operations, including an initial capital contribution by FII Holdings Inc. of $25,000;

17. ensure that its certificate of incorporation shall: (a) limit its corporate purposes to the performance of its obligations under the Program Documents and the Other Purchasers' Program Documents and activities incidental thereto; (b) prohibit it from incurring Debt, other than in connection with the activities described in (a); (c) require that it have at least one duly appointed Independent Director; (d) require the unanimous consent of its directors to: (i) institute bankruptcy or insolvency proceedings; (ii) dissolve, liquidate, consolidate, merge, or sell all, or substantially all, of its assets, (iii) engage in any activity other than that specified in (a) above, or (iv) amend its certificate of incorporation; and (e) require that the directors consider the interests of the Purchaser and creditors in connection with all corporate actions;

18. not permit the Distributor or the Transferor to have any equity or other ownership interest, direct or indirect, in it;

19. not conduct its daily business such that it requires management by any other Federated Entity or other Person; and

20. not enter into any contract or agreement with any Person unless such Person has agreed in writing not to institute any proceeding against the Seller of the type referred to in Section 6.01(e) of the Purchase Agreement so long as there shall not have elapsed one (1) year and one (1) day since any Share relating to a Purchased Receivable shall be outstanding.

13620.148 #200982

                                         2

                                    EXHIBIT A

                                  PURCHASE NOTICE

Citicorp North America, Inc.
399 Park Avenue
New York, New York  10043
Attention:

Bankers Trust Company
Four Albany Street
New York, New York  10006

            Re:   Purchase and Sale Agreement dated as of
                  December 21, 2000 (the "Purchase Agreement") among
                  Federated Funding 1997-1, Inc., Federated Investors
                  Management Company, Federated Securities Corp.,
                  Federated Investors, Inc., Citibank, N.A. and
                  Citicorp North America, Inc., as program
                  AGENT
                  --------------------------------------------------------------

            Pursuant to Section 2.02 of the above-referenced Purchase Agreement, you are hereby notified that on _______________, 20__ (the "Purchase Date"), the undersigned proposes, subject to the terms and conditions set forth in the Purchase Agreement, to sell to Citibank, N.A. certain Receivables relating to each of the Funds, in the amount of $_________. The Sale Cut-off Dates and the Purchase Prices for such Receivables are set forth on Schedule I attached hereto. The Purchase Prices for such Receivables have been computed as set forth in Schedule II hereto. Capitalized terms used herein unless otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Purchase Agreement.

            The undersigned certifies that the conditions precedent set forth in
Section 3.02 of the Purchase Agreement have been satisfied. The undersigned represents that Schedule I hereto is true, correct and complete and accurately describes the Receivables to be purchased by the Purchaser on the Purchase Date, that each Receivable represents an entitlement to Asset Based Sales Charges and Shareholder Servicing Fees at an annual rate of one percent (1%) per annum of Net Asset Value.

                           FEDERATED FUNDING 1997-1, INC.

                           By:____________________________
                              Authorized Signatory

13620.148 #200982
                                         2

                                     SCHEDULE I TO EXHIBIT A

Purchase Period for each Fund  __________________
Sale Cutoff Date for each Fund __________________


                                      Total Issue Price
                                     of Shares Related

          Name                         to Receivables               Purchase
         of Fund                       to be Purchased             Amount ($)


        $-------                          $-------                  $-------

        $-------                          $-------                  $-------

                                          $--------                 $-------
13620.148 #200982

                                         7

                            SCHEDULE II TO EXHIBIT A

                        [CALCULATION OF PURCHASE PRICE FOR
                      THE RECEIVABLES RELATING TO EACH FUND]


                                   EXHIBIT B-1


                                FEDERATED FUNDING
                                  1997-1, INC.

                                    Certificate

                        (Pursuant to Section 3.01(c) of the
                           Purchase and Sale Agreement)

            I, the undersigned [Secretary] [Assistant Secretary] of Federated Funding 1997-1, Inc., a Delaware corporation (the "Seller"), DO HEREBY CERTIFY
THAT:

1. This Certificate is furnished pursuant to Section 3.01(c) of that certain Purchase and Sale Agreement dated as of December 21, 2000 (said Purchase and Sale Agreement, as in effect on the date of this Certificate, being herein called the "Purchase Agreement") among Federated Investors Management Company, Federated Securities Corp., Federated Investor, Inc., the Seller, Citibank, N.A. and Citicorp North America, Inc. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings assigned to those terms in Appendix A to the Purchase Agreement.

2. Attached hereto as Annex A is a copy of the Articles of Incorporation of the Seller as in effect on the date hereof, certified by the Secretary of State of Delaware.

3. Attached hereto as Annex B is a true and correct copy of the By-laws of the Seller as in effect on the date hereof.

4. Attached hereto as Annex C is a true and correct copy of resolutions duly adopted by unanimous consent of the Board of Directors of the Seller on _______, 20__ which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and the Purchase Agreement, the Transferor's Transfer Agreement, the Collection Agency Agreement, the Servicing Agreement and the other Program Documents are in substantially the forms of those documents submitted to, and approved by, the Board of Directors of the Seller.

5. The below-named persons have been duly elected and have duly qualified as, and at all times since their appointment (to and including the date hereof) have been, officers of the Seller, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

      NAME  OFFICE                  SIGNATURE

-------------------          -------------------          -------------------


-------------------          -------------------          -------------------


-------------------          -------------------          -------------------


-------------------          -------------------          -------------------

            WITNESS my hand as of this ____ day of _______________, 20__.

                                    By:_______________________________
                                        [Secretary][Assistant Secretary]
                                        FEDERATED FUNDING 1997-1, INC.


            I, the undersigned [President] [Vice President] of the Seller, DO HEREBY CERTIFY that:

     1. __________________ is the duly elected and qualified [Secretary] [Assistant Secretary] of the Seller and the signature above is [his] [her] genuine signature.

2. The Purchase Agreement and each other Program Document is subsisting and in full force and effect on the date hereof.

3. The representations and warranties on the part of the Seller contained in the Purchase Agreement and the other Program Documents to which the Seller is a party are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof.

4. The conditions precedent set forth in Article III of the Purchase Agreement are fully satisfied and no Event of Termination (or event which with the passage of time or notice, or both would constitute an Event of Termination) has occurred and is continuing or would occur with the Purchase of Receivables pursuant to the Purchase Agreement.

            WITNESS my hand as of this ____ day of December __, 2000



                                    By:____________________________
                                        [President] [Vice President]
                                        FEDERATED FUNDING 1997-1, INC.
13620.091 #201425

                                                            EXHIBIT B-2


                              FEDERATED SECURITIES CORP.
                                   Certificate

                        (Pursuant to Section 3.01(c) of the
                           Purchase and Sale Agreement)

            I, the undersigned [Secretary] [Assistant Secretary] of Federated Securities Corp., a Pennsylvania Corporation (the "Distributor"), DO HEREBY CERTIFY THAT:

     1. This Certificate is furnished pursuant to Section 3.01(c) of that certain Purchase and Sale Agreement dated as of December 21, 2000 (said Purchase and Sale Agreement, as in effect on the date of this Certificate, being herein called the "Purchase Agreement") among the Distributor, Federated Funding 1997-1, Inc., Federated Investors, Inc., Federated Investors Management Company, Citibank, N.A. and Citicorp North America, Inc. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings assigned to those terms in Appendix A to the Purchase Agreement.

2. Attached hereto as Annex A is a copy of the Articles of Incorporation of the Distributor as in effect on the date hereof, certified by the Secretary of State of Pennsylvania.

     3. Attached hereto as Annex B is a true and correct copy of the By-laws of the Distributor as in effect on the date hereof.

4. Attached hereto as Annex C is a true and correct copy of resolutions duly adopted by unanimous consent of the Board of Directors of the Distributor on _______, 20__ which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and the Purchase Agreement, the Distributor's Transfer Agreement, the Collection Agency Agreement, the Servicing Agreement and the other Program Documents are in substantially the forms of those documents submitted to, and approved by, the Board of Directors of the Distributor.

5. The below-named persons have been duly elected and have duly qualified as, and at all times since their appointment (to and including the date hereof) have been, officers of the Distributor, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

      NAME  OFFICE                  SIGNATURE

-------------------          -------------------          -------------------


-------------------          -------------------          -------------------


-------------------          -------------------          -------------------


-------------------          -------------------          -------------------

            WITNESS my hand as of this ____ day of _______________, 20__.

                                    By:_______________________________
                                        [Secretary][Assistant Secretary]
                                        FEDERATED SECURITIES CORP.

            I, the undersigned [President] [Vice President] of the Distributor, DO HEREBY CERTIFY that:

1. __________________ is the duly elected and qualified [Secretary] [Assistant Secretary] of the Distributor and the signature above is [his] [her] genuine signature.

2. Each of the Purchase Agreement, the Servicing Agreement and each other Program Document is subsisting and in full force and effect on the date hereof.

3. The representations and warranties on the part of the Distributor contained in the Purchase Agreement and the other Program Documents to which the Distributor is a party are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof..

4. The conditions precedent set forth in Article III of the Purchase Agreement are fully satisfied and no Event of Termination (or event which with the passage of time or notice, or both would constitute an Event of Termination) has occurred and is continuing or would occur with the Purchase of Receivables pursuant to the Purchase Agreement.

            WITNESS my hand as of this ____ day of December __, 2000


                                    By:____________________________
                                        [President] [Vice President]
                                        FEDERATED SECURITIES CORP.


                                   EXHIBIT B-3


                              FEDERATED INVESTORS,
                                      INC.

                                    Certificate

                        (Pursuant to Section 3.01(c) of the
                           Purchase and Sale Agreement)

            I, the undersigned [Secretary] [Assistant Secretary] of Federated Investors, Inc., a Pennsylvania corporation (the "Parent"), DO HEREBY CERTIFY
THAT:

1. This Certificate is furnished pursuant to Section 3.01(c) of that certain Purchase and Sale Agreement dated as of December 21, 2000 (said Purchase and Sale Agreement, as in effect on the date of this Certificate, being herein called the "Purchase Agreement") among Federated Funding 1997-1, Inc., Federated Securities Corp., the Parent, Federated Investors Management Company, Citibank, N.A. and Citicorp North America, Inc. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings assigned to those terms in Appendix A to the Purchase Agreement.

2. Attached hereto as Annex A is a copy of the Articles of Incorporation of the Parent as in effect on the date hereof, certified by the Secretary of State of Pennsylvania.

3. Attached hereto as Annex B is a true and correct copy of the By-laws of the Parent as in effect on the date hereof.

4. Attached hereto as Annex C is a true and correct copy of resolutions duly adopted by unanimous consent of the Board of Directors of the Parent on _______, 20__ which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and the Purchase Agreement and the other Program Documents are in substantially the forms of those documents submitted to, and approved by, the Board of Directors of the Parent.

5. The below-named persons have been duly elected and have duly qualified as, and at all times since their appointment (to and including the date hereof) have been, officers of the Parent, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

      NAME  OFFICE                  SIGNATURE

-------------------          -------------------          -------------------


-------------------          -------------------          -------------------


-------------------          -------------------          -------------------


-------------------          -------------------          -------------------

            WITNESS my hand as of this ____ day of _______________, 20__.

                                    By:_______________________________
                                        [Secretary][Assistant Secretary]
                                        FEDERATED INVESTORS, INC.


            I, the undersigned [President] [Vice President] of the Parent, DO HEREBY CERTIFY that:

1. __________________ is the duly elected and qualified [Secretary] [Assistant Secretary] of the Parent and the signature above is [his] [her] genuine signature.

2. The Purchase Agreement and each other Program Document is subsisting and in full force and effect on the date hereof.

3. The representations and warranties on the part of the Parent contained in the Purchase Agreement and the other Program Documents to which the Parent is a party are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof.

4. The conditions precedent set forth in Article III of the Purchase Agreement are fully satisfied and no Event of Termination (or event which with the passage of time or notice, or both would constitute an Event of Termination) has occurred and is continuing or would occur with the Purchase of Receivables pursuant to the Purchase Agreement.

            WITNESS my hand as of this ____ day of December __, 2000



                                    By:____________________________
                                        [President] [Vice President]
                                        FEDERATED INVESTORS, INC.

13620.148 #200982

                                   EXHIBIT B-4


                               FEDERATED INVESTORS
                               MANAGEMENT COMPANY

                                    Certificate

                        (Pursuant to Section 3.01(c) of the
                           Purchase and Sale Agreement)

            I, the undersigned [Secretary] [Assistant Secretary] of Federated Investors Management Company, a Pennsylvania Corporation (the "Transferor"), DO HEREBY CERTIFY THAT:

1. This Certificate is furnished pursuant to Section 3.01(c) of that certain Purchase and Sale Agreement dated as of December 21, 2000 (said Purchase and Sale Agreement, as in effect on the date of this Certificate, being herein called the "Purchase Agreement") among Federated Funding 1997-1, Inc., Federated Securities Corp., Federated Investors, Inc., the Seller, Citibank, N.A. and Citicorp North America, Inc. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings assigned to those terms in Appendix A to the Purchase Agreement.

2. Attached hereto as Annex A is a copy of the [Articles of Incorporation] of the Transferor as in effect on the date hereof, certified by the Secretary of State of Pennsylvania.

3. Attached hereto as Annex B is a true and correct copy of the By-laws of the Transferor as in effect on the date hereof.

4. Attached hereto as Annex C is a true and correct copy of resolutions duly adopted by unanimous consent of the Board of Directors of the Transferor on _______, 20__ which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and the Purchase Agreement and the other Program Documents are in substantially the forms of those documents submitted to, and approved by, the Board of Directors of the Transferor.

5. The below-named persons have been duly elected and have duly qualified as, and at all times since their appointment (to and including the date hereof) have been, officers of the Transferor, holding the respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

      NAME  OFFICE                  SIGNATURE

-------------------          -------------------          -------------------


-------------------          -------------------          -------------------


-------------------          -------------------          -------------------


-------------------          -------------------          -------------------

            WITNESS my hand as of this ____ day of _______________, 20__.

                                    By:_______________________________
                                        [Secretary][Assistant Secretary]
                                        FEDERATED INVESTORS MANAGEMENT COMPANY


            I, the undersigned [President] [Vice President] of the Transferor, DO HEREBY CERTIFY that:

1. __________________ is the duly elected and qualified [Secretary] [Assistant Secretary] of the Transferor and the signature above is [his] [her] genuine signature.

2. The Purchase Agreement and each other Program Document is subsisting and in full force and effect on the date hereof.

3. The representations and warranties on the part of the Transferor contained in the Purchase Agreement and the other Program Documents to which the Transferor is a party are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof.

4. The conditions precedent set forth in Article III of the Purchase Agreement are fully satisfied and no Event of Termination (or event which with the passage of time or notice, or both would constitute an Event of Termination) has occurred and is continuing or would occur with the Purchase of Receivables pursuant to the Purchase Agreement.

            WITNESS my hand as of this ____ day of December __, 2000



                                    By:____________________________
                                        [President] [Vice President]
                                        FEDERATED INVESTORS MANAGEMENT COMPANY



                                    EXHIBIT C

                         FORM OF DISTRIBUTION AGREEMENT

                                    EXHIBIT D

                               FORM OF PROSPECTUS

                                    EXHIBIT E

                            FORM OF DISTRIBUTION PLAN

                                    EXHIBIT F

                FORM OF PRINCIPAL SHAREHOLDER SERVICER'S AGREEMENT


                                    EXHIBIT G

                     FORM OF SHAREHOLDER SERVICER'S AGREEMENT

                                    EXHIBIT H

                                    ADDENDUM

                           Dated as of ________, ____

            Reference is hereby made to that certain Purchase and Sale Agreement dated as of December 21, 2000 (as from time to time amended, supplemented, waived or modified, the "Purchase Agreement") among Federated Funding 1997-1, Inc. (together with its permitted successors and assigns, the "Seller"), Federated Investors Management Company (together with its permitted successors and assigns, the "Transferor"), Federated Securities Corp. (the "Distributor"), Federated Investors, Inc. (together with its permitted successors and assigns, the "Parent"), Citibank, N.A. (together with its permitted successors and assigns, the "Purchaser") and Citicorp North America, Inc., as program agent (together with its permitted successors and assigns, the "Program Agent"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

            Pursuant to the terms of Section 2.03 of the Purchase Agreement, the Seller hereby requests that effective as of the Addition Effective Date [INSERT NAME OF FUND] a series of [INSERT NAME OF COMPANY], an Additional Eligible Fund, become a "Fund" under and for all purposes of the Purchase Agreement [and that [INSERT NAME OF COMPANY], an investment company registered with the SEC under the Investment Company Act (the "Additional Company") become a "Company" under and for all purposes of the Purchase Agreement.

            On and as of the Addition Effective Date, (i) such Additional Fund shall become a Fund under and for all purposes of the Program Documents, [and the Additional Company shall constitute a Company under the Program Documents,]*
(ii) the Servicing Agreement and the other Program Documents shall be deemed to be supplemented to reflect such addition, (iii) Annexes A, B, C, D and E to this Addendum shall be deemed to be made a part of Exhibits C, D, E, F and G to the Purchase Agreement, and (iv) any reference in the Purchase Agreement to any change or modification since the date of the Purchase Agreement to the Distribution Agreement, the Distribution Plan, the Advisory Agreement, the Principal Shareholder Servicer's Agreement, the Shareholder Servicer's Agreement or the Prospectus in respect of such Additional Fund shall be deemed to refer to any change or modification thereof since the Addition Effective Date.

            In addition, on and as of the Addition Effective Date, Schedule I to the Purchase Agreement is hereby deemed supplemented to add the following information under each heading:

--------------
* Insert if the investment company relating to the Additional Fund is not an existing "Company" under the Purchase Agreement.

            FUNDS                                   SHARES

        [INSERT NAME OF                             Class __
             FUND]

           COMPANIES

[INSERT NAME OF ADDITIONAL COMPANY]*


            In addition, on and as of the Addition Effective Date, Schedule IV to the Purchase Agreement is hereby deemed supplemented to add the following information under each heading:

                           FUND FUNDAMENTAL INVESTMENT
                                      ----
                             OBJECTIVES AND POLICIES

            Each of the Seller, the Distributor and the Parent represents and warrants to the Program Agent and the Purchaser that, on and immediately after the Addition Effective Date, (i) its representations and warranties contained in
Article IV of the Purchase Agreement are true and correct in all respects, (ii) no Event of Termination (or event which with the passage of time or notice, or both, would constitute an Event of Termination has occurred, and (iii) the conditions precedent set forth in Article III to the Purchase Agreement are satisfied.

The Addition Effective Date shall occur when (a) a counterpart hereof, signed by each of the parties hereto, has been received by the Program Agent, and (b) the other requirements described in Section 2.03 of the Purchase Agreement have been fully satisfied.

                              FEDERATED FUNDING 1997-1, INC.

                              By:___________________________
                              Name:
                              Title:


                              FEDERATED INVESTORS MANAGEMENT COMPANY

                                          By:___________________________
                                          Name:
                                          Title:


                                          FEDERATED SECURITIES CORP.

                                          By:__________________________
                                          Name:
                                          Title:


                              FEDERATED INVESTORS, INC.

                                          By:__________________________
                                          Name:
                                          Title:
Acknowledged and Agreed to
as of the date first written above

CITIBANK, N.A.

By:__________________________
Name:


CITICORP NORTH AMERICA, INC.,
  as Program Agent

By:__________________________
Name:
Title:
13620.148 #200982

                              ANNEX A to Exhibit H


                    DISTRIBUTION AGREEMENT OF ADDITIONAL FUND


                              ANNEX B to Exhibit H



                          PROSPECTUS OF ADDITIONAL FUND

                              ANNEX C to Exhibit H

                      DISTRIBUTION PLAN OF ADDITIONAL FUND


                              ANNEX D to Exhibit H


                        PRINCIPAL SHAREHOLDER SERVICER'S

                          AGREEMENT OF ADDITIONAL FUND


                              ANNEX E to Exhibit H



                             SHAREHOLDER SERVICER'S

                          AGREEMENT OF ADDITIONAL FUND

                                    EXHIBIT I

                             FORM OF TAKE-OUT NOTICE



                                          [Date]


Federated Funding 1997-1, Inc.
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Ladies and Gentlemen:

            Pursuant to that certain Purchase and Sale Agreement dated as of December 21, 2000 (as amended and supplemented, the "Purchase Agreement") among Federated Funding 1997-1, Inc., Federated Investors Management Company, Federated Securities Corp., Federated Investors, Inc., Citibank N.A. and the undersigned Citicorp North America, Inc., we hereby deliver this Take-out Notice advising you that the Purchaser completed a Take-out Transaction [stipulate transaction]. The "Take-out Adjustment Amount" in connection with such Take-out Transaction is $_________. Capitalized terms used herein and which are not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

                                    Very truly yours,

                                    CITICORP NORTH AMERICA, INC.,
                                    as Program Agent

                                    By:________________________
                                        Authorized Signatory
Acknowledged and agreed as of the date first written above:

FEDERATED FUNDING 1997-1, INC.

By:_______________________
    Authorized Signatory

13620.148 #200982

------------------------------------------------------------------------------


                            PURCHASE AND SALE AGREEMENT

                           Dated as of December 21, 2000


                                       among

                      FEDERATED INVESTORS MANAGEMENT COMPANY,
                                   as Transferor

                            FEDERATED SECURITIES CORP.,
            as Distributor, Principal Shareholder Servicer and Servicer


                          FEDERATED FUNDING 1997-1, INC.,
                                     as Seller

                             FEDERATED INVESTORS, INC.
                                     as Parent

                                  CITIBANK, N.A.,
                                  as Purchaser

                                        and

                           CITICORP NORTH AMERICA, INC.,
                                as Program Agent

------------------------------------------------------------------------------


                                  [Type VII-C]
                               13620.148 #200982
                                       iv

                                        i
                                TABLE OF CONTENTS

                                      PAGE

                           PURCHASE AND SALE AGREEMENT


                                    Article I

                       DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01.  Definitions...................................................2


                                    Article II
                PURCHASE AND SALE OF RECEIVABLES; ADDITIONAL FUNDS

SECTION 2.01.  Purchase of Receivables.......................................2

SECTION 2.02.  Purchase Notices..............................................3

SECTION 2.03.  Additional Funds, Etc.........................................3


                                    Article III

                              CONDITIONS PRECEDENT

SECTION 3.01.  Conditions Precedent to Effectiveness.........................4

SECTION 3.02.  Conditions Precedent to the Purchaser's Obligation to Purchase
               Receivables...................................................5


                                   Article IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Representations and Warranties of the Seller, the Distributor,
               the Transferor and the Parent.................................6

SECTION 4.02.  Additional Representations and Warranties of the Parent......10

SECTION 4.03.  Additional Representations and Warranties of the Distributor.11

SECTION 4.04.  Additional Representations and Warranties of the Transferor..12

SECTION 4.05.  Additional Representations and Warranties of the Seller......14

SECTION 4.06.  Representations and Warranties of the Purchaser and the Program
               Agent........................................................15



                                     Article V

                                     COVENANTS

SECTION 5.01.  Covenants of the Seller, the Distributor, the Transferor
               and the Parent...............................................15

SECTION 5.02.  Additional Covenants of the Parent...........................19

SECTION 5.03.  Additional Covenants of the Distributor......................23

SECTION 5.04.  Additional Covenants of the Seller...........................24

SECTION 5.05.  Additional Covenants of the Transferor.......................25


                                   Article VI
                              EVENTS OF TERMINATION

SECTION 6.01.  Events of Termination........................................25


                                    Article VII
                               PARENT'S UNDERTAKINGS

SECTION 7.01.  Undertakings; Payment of Damages.............................28

SECTION 7.02.  Agreement Not Affected.......................................28

SECTION 7.03.  Waiver of Notice; No Offset; No Subrogation..................28


                                  Article VIII
                                THE PROGRAM AGENT

SECTION 8.01.  Authorization and Action.....................................29

SECTION 8.02.  Program Agent's Reliance, Etc................................29

SECTION 8.03.  Indemnification..............................................30


                                   Article IX

                                   MISCELLANEOUS

SECTION 9.01.  No Waiver; Rights and Remedies; Modifications in Writing.....30

SECTION 9.02.  Payment......................................................31

SECTION 9.03.  Notices, Etc.................................................31

SECTION 9.04.  Costs and Expenses; Indemnification..........................32

SECTION 9.05.  Taxes........................................................35

SECTION 9.06.  Execution in Counterparts....................................37

SECTION 9.07.  Binding Effect; Assignment...................................37

SECTION 9.08.  Governing Law................................................38

SECTION 9.09.  Severability of Provisions...................................38

SECTION 9.10.  Confidentiality..............................................38

SECTION 9.11.  Intent of Agreement..........................................39

SECTION 9.12.  Liabilities to any Fund or any Company.......................39

SECTION 9.13.  Entire Agreement.............................................40

SECTION 9.14.  Assignee Rights; Take-out Transactions; Etc..................40

SECTION 9.15.  Survival.....................................................40

SECTION 9.16.  Continuing Obligations.......................................42

SECTION 9.17.  Undertaking of the Parties...................................42

SECTION 9.18.  Limited Liability............................................42

SECTION 9.19.  No Proceedings...............................................42

APPENDIX A           Definitions List

                                     SCHEDULES

SCHEDULE I           List of Companies, Funds and Shares
SCHEDULE II          CDSCs
SCHEDULE III         Transferable NASD Cap
SCHEUDLE IV          Fundamental Investment Objectives
SCHEDULE V           Form of Legend
SCHEDULE VI          Bankruptcy Remote Covenants

                                    EXHIBITS

EXHIBIT A            Form of Purchase Notice
EXHIBIT B-1          Form of Seller's Certificate
EXHIBIT B-2          Form of Distributor's Certificate
EXHIBIT B-3          Form of Parent's Certificate
EXHIBIT B-4          Form of Transferor's Certificate
EXHIBIT C            Form of Distribution Agreement
EXHIBIT D            Form of Prospectus
EXHIBIT E            Form of Distribution Plan
EXHIBIT F            Form of Principal Shareholder Servicer's Agreement
EXHIBIT G            Form of Shareholder Servicer's Agreement
EXHIBIT H            Form of Addendum
EXHIBIT I            Form of Take-out Notice



13620.148 #200982